Exhibit 99.2

THE ALLSTATE CORPORATION

Investor Supplement

First Quarter 2014

The consolidated financial statements and financial exhibits included herein are unaudited. These consolidated financial statements and exhibits should be read in conjunction with the consolidated financial statements and notes thereto included in the most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q.  The results of operations for interim periods should not be considered indicative of results to be expected for the full year.

Measures used in these financial statements and exhibits that are not based on generally accepted accounting principles (“non-GAAP”) are denoted with an asterisk (*) the first time they appear.  These measures are defined on the page “Definitions of Non-GAAP Measures” and are reconciled to the most directly comparable GAAP measure herein.

THE ALLSTATE CORPORATION

Investor Supplement - First Quarter 2014

THE ALLSTATE CORPORATION

CONSOLIDATED STATEMENTS OF OPERATIONS

($ in millions, except per share data)

	Three months ended

	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,
	2014	2013	2013	2013	2013

Revenues
Property-liability insurance premiums	$7,064	$7,014	$6,972	$6,862	$6,770
Life and annuity premiums and contract charges	607	610	584	579	579
Net investment income	959	1,026	950	984	983
Realized capital gains and losses:
Total other-than-temporary impairment losses	(80)	(29)	(96)	(55)	(27)
Portion of loss recognized in other comprehensive income	(1)	(1)	8	(5)	(10)
Net other-than-temporary impairment losses recognized in earnings	(81)	(30)	(88)	(60)	(37)
Sales and other realized capital gains and losses	135	172	47	422	168
Total realized capital gains and losses	54	142	(41)	362	131
Total revenues	8,684	8,792	8,465	8,787	8,463

Costs and expenses
Property-liability insurance claims and claims expense	4,759	4,283	4,427	4,741	4,460
Life and annuity contract benefits	488	490	498	471	458
Interest credited to contractholder funds	307	305	317	311	345
Amortization of deferred policy acquisition costs	1,035	1,069	1,026	961	946
Operating costs and expenses	1,094	1,258	937	1,090	1,102
Restructuring and related charges	6	11	13	20	26
Loss on extinguishment of debt	-	2	9	480	-
Interest expense	87	87	83	99	98
Total costs and expenses	7,776	7,505	7,310	8,173	7,435

(Loss) gain on disposition of operations	(59)	(44)	(646)	-	2

Income from operations before income tax expense	849	1,243	509	614	1,030

Income tax expense	249	422	193	180	321

Net income	$600	$821	$316	$434	$709

Preferred stock dividends	13	11	6	-	-

Net income available to common shareholders	$587	$810	$310	$434	$709

Earnings per common share: (1)

Net income available to common shareholders per common share - Basic	$1.31	$1.79	$0.67	$0.93	$1.49
Weighted average common shares - Basic	446.4	452.8	461.1	468.3	475.4

Net income available to common shareholders per common share - Diluted	$1.30	$1.76	$0.66	$0.92	$1.47
Weighted average common shares - Diluted	452.8	459.6	467.1	473.8	480.8

Cash dividends declared per common share	$0.28	$0.25	$0.25	$0.25	$0.25

(1)                     In accordance with GAAP, the quarter and year-to-date per share amounts are calculated discretely.  Therefore, the sum of each quarter may not equal the year-to-date amount.

THE ALLSTATE CORPORATION

CONTRIBUTION TO INCOME

($ in millions, except per share data)

	Three months ended

	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,
	2014	2013	2013	2013	2013

Contribution to income

Operating income before the impact of restructuring and related charges	$592	$789	$721	$542	$664
Restructuring and related charges, after-tax	(4)	(8)	(8)	(13)	(17)

Operating income *	588	781	713	529	647

Realized capital gains and losses, after-tax	35	94	(28)	234	85
Valuation changes on embedded derivatives that are not hedged, after-tax	(11)	(3)	(10)	3	(6)
DAC and DSI amortization relating to realized capital gains and losses and valuation changes on embedded derivatives that are not hedged, after-tax	-	(3)	1	(4)	1
DAC and DSI unlocking relating to realized capital gains and losses, after-tax	-	-	7	-	-
Reclassification of periodic settlements and accruals on non-hedge derivative instruments, after-tax	2	1	-	(3)	(5)
Amortization of purchased intangible assets, after-tax	(11)	(15)	(13)	(13)	(14)
(Loss) gain on disposition of operations, after-tax	(16)	(44)	(472)	-	1
Loss on extinguishment of debt, after-tax	-	(1)	(6)	(312)	-
Postretirement benefits curtailment gain, after-tax	-	-	118	-	-

Net income available to common shareholders	$587	$810	$310	$434	$709

Income per common share - Diluted (1)
Operating income before the impact of restructuring and related charges	$1.31	$1.72	$1.54	$1.14	$1.38
Restructuring and related charges, after-tax	(0.01)	(0.02)	(0.01)	(0.02)	(0.03)

Operating income	1.30	1.70	1.53	1.12	1.35

Realized capital gains and losses, after-tax	0.08	0.21	(0.06)	0.50	0.18
Valuation changes on embedded derivatives that are not hedged, after-tax	(0.02)	(0.01)	(0.02)	0.01	(0.02)
DAC and DSI amortization relating to realized capital gains and losses and valuation changes on embedded derivatives that are not hedged, after-tax	-	(0.01)	-	(0.01)	-
DAC and DSI unlocking relating to realized capital gains and losses, after-tax	-	-	0.01	-	-
Reclassification of periodic settlements and accruals on non-hedge derivative instruments, after-tax	-	-	-	(0.01)	(0.01)
Amortization of purchased intangible assets, after-tax	(0.02)	(0.03)	(0.03)	(0.03)	(0.03)
Loss on disposition of operations, after-tax	(0.04)	(0.10)	(1.01)	-	-
Loss on extinguishment of debt, after-tax	-	-	(0.01)	(0.66)	-
Postretirement benefits curtailment gain, after-tax	-	-	0.25	-	-

Net income available to common shareholders	$1.30	$1.76	$0.66	$0.92	$1.47

Weighted average common shares - Diluted	452.8	459.6	467.1	473.8	480.8

(1)            In accordance with GAAP, the quarter and year-to-date per share amounts are calculated discretely.  Therefore, the sum of each quarter may not equal the year-to-date amount.

THE ALLSTATE CORPORATION

REVENUES

($ in millions)

	Three months ended

	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,
	2014	2013	2013	2013	2013

Property-Liability
Property-Liability insurance premiums	$7,064	$7,014	$6,972	$6,862	$6,770
Net investment income	312	382	309	343	341
Realized capital gains and losses	53	128	(26)	305	112

Total Property-Liability revenues	7,429	7,524	7,255	7,510	7,223

Allstate Financial
Life and annuity premiums and contract charges	607	610	584	579	579
Net investment income	640	637	633	633	635
Realized capital gains and losses	1	14	(16)	57	19

Total Allstate Financial revenues	1,248	1,261	1,201	1,269	1,233

Corporate and Other
Service fees (1)	2	3	3	2	1
Net investment income	7	7	8	8	7
Realized capital gains and losses	-	-	1	-	-

Total Corporate and Other revenues before reclassification of services fees
	9	10	12	10	8
Reclassification of service fees (1)
	(2)	(3)	(3)	(2)	(1)
Total Corporate and Other revenues
	7	7	9	8	7

Consolidated revenues	$8,684	$8,792	$8,465	$8,787	$8,463

(1) For presentation in the Consolidated Statements of Operations, service fees of the Corporate and Other segment are reclassified to Operating costs and expenses.

THE ALLSTATE CORPORATION

CONSOLIDATED STATEMENTS OF FINANCIAL POSITION

($ in millions)

	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,		March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,
	2014	2013	2013	2013	2013		2014	2013	2013	2013	2013

Assets						Liabilities
Investments						Reserve for property-liability insurance claims and claims expense	$21,985	$21,857	$20,983	$20,989	$20,920
Fixed income securities, at fair value
(amortized cost $58,587, $59,008,						Reserve for life-contingent contract benefits	12,435	12,386	12,590	14,242	14,767
$58,129, $68,475 and $70,957)	$61,161	$60,910	$60,295	$71,039	$75,806	Contractholder funds	23,989	24,304	24,476	36,357	38,807
Equity securities, at fair value						Unearned premiums	10,821	10,932	11,016	10,510	10,218
(cost $4,575, $4,473, $4,370,						Claim payments outstanding	785	631	702	745	757
$4,237 and $3,777)	5,297	5,097	4,812	4,505	4,439	Deferred income taxes	886	635	440	250	782
Mortgage loans	4,472	4,721	4,817	6,413	6,434	Other liabilities and accrued expenses	5,566	5,156	5,245	6,055	6,436
Limited partnership interests	5,024	4,967	5,091	4,941	4,931	Short-term debt	-	-	-	500	-
Short-term, at fair value						Long-term debt	6,200	6,201	6,217	5,475	6,556
(amortized cost $2,573, $2,393,						Separate Accounts	4,878	5,039	4,928	6,488	6,750
$2,694, $2,646 and $3,169)	2,573	2,393	2,694	2,646	3,169	Liabilities held for sale	14,641	14,899	14,908	-	-
Other	3,163	3,067	2,774	2,771	2,603	Total liabilities	102,186	102,040	101,505	101,611	105,993
Total investments	81,690	81,155	80,483	92,315	97,382
						Equity
						Preferred stock and additional capital paid-in, 62.2 thousand, 32.3 thousand, 26.9 thousand, 11.5 thousand and none outstanding	1,505	780	650	278	-
						Common stock, 434 million, 449 million, 456 million,
						465 million and 468 million shares outstanding	9	9	9	9	9
						Additional capital paid-in	3,017	3,143	3,127	3,105	3,028
						Retained income	36,041	35,580	34,885	34,691	34,375
						Deferred ESOP expense	(31)	(31)	(39)	(39)	(39)
						Treasury stock, at cost (466 million, 451 million,
						444 million, 435 million and 432 million)	(19,922)	(19,047)	(18,662)	(18,225)	(18,033)
						Accumulated other comprehensive income:
						Unrealized net capital gains and losses:
						Unrealized net capital gains and losses on fixed income
						securities with other-than-temporary impairments	66	50	33	36	30
Cash	1,170	675	1,069	634	820	Other unrealized net capital gains and losses	2,271	1,698	1,804	1,794	3,543
Premium installment receivables, net	5,271	5,237	5,341	5,116	5,066	Unrealized adjustment to DAC, DSI and insurance
Deferred policy acquisition costs	3,316	3,372	3,286	3,914	3,660	reserves	(246)	(102)	(123)	(179)	(668)
Reinsurance recoverables, net (1)	7,512	7,621	6,938	8,346	8,316	Total unrealized net capital gains and losses	2,091	1,646	1,714	1,651	2,905
Accrued investment income	610	624	617	773	792	Unrealized foreign currency translation
Property and equipment, net	1,024	1,024	993	971	998	adjustments	22	38	50	37	58
Goodwill	1,243	1,243	1,243	1,239	1,239	Unrecognized pension and other
Other assets	2,187	1,937	1,810	1,684	1,589	postretirement benefit cost	(627)	(638)	(954)	(1,638)	(1,684)
Separate Accounts	4,878	5,039	4,928	6,488	6,750	Total accumulated other comprehensive
Assets held for sale	15,390	15,593	15,577	-	-	income	1,486	1,046	810	50	1,279
						Total shareholders' equity	22,105	21,480	20,780	19,869	20,619
Total assets	$124,291	$123,520	$122,285	$121,480	$126,612	Total liabilities and shareholders' equity	$124,291	$123,520	$122,285	$121,480	$126,612

(1)            Reinsurance recoverables of unpaid losses related to Property-Liability were $4,671 million, $4,664 million, $3,652 million, $3,613 million and $3,568 million as of March 31, 2014, December 31, 2013, September 30, 2013, June 30, 2013 and March 31, 2013, respectively.

THE ALLSTATE CORPORATION

BOOK VALUE PER COMMON SHARE

($ in millions, except per share data )

	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,
	2014	2013	2013	2013	2013

Book value per common share

Numerator:

Common shareholders’ equity (1)	$20,600	$20,700	$20,130	$19,591	$20,619

Denominator:

Common shares outstanding and dilutive potential common shares outstanding	441.1	456.9	462.9	470.6	474.4

Book value per common share	$46.70	$45.31	$43.49	$41.63	$43.46

Book value per common share, excluding the impact of unrealized net capital gains and losses on fixed income securities *

Numerator:

Common shareholders’ equity	$20,600	$20,700	$20,130	$19,591	$20,619

Unrealized net capital gains and losses on fixed income securities	1,640	1,258	1,445	1,489	2,486

Adjusted common shareholders’ equity	$18,960	$19,442	$18,685	$18,102	$18,133

Denominator:

Common shares outstanding and dilutive potential common shares outstanding	441.1	456.9	462.9	470.6	474.4

Book value per common share, excluding the impact of unrealized net capital gains and losses on fixed income securities	$42.98	$42.55	$40.37	$38.47	$38.22

(1)            Excludes equity related to preferred stock of $1,505 million, $780 million, $650 million and $278 million as of March 31, 2014, December 31, 2013, September 30, 2013 and June 30, 2013, respectively.

THE ALLSTATE CORPORATION

RETURN ON COMMON SHAREHOLDERS’ EQUITY

($ in millions)

	Twelve months ended

	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,
	2014	2013	2013	2013	2013
Return on Common Shareholders’ Equity

Numerator:

Net income available to common shareholders (1)	$2,141	$2,263	$1,847	$2,260	$2,249

Denominator:

Beginning common shareholders’ equity	$20,619	$20,580	$20,837	$19,475	$19,182
Ending common shareholders’ equity	20,600	20,700	20,130	19,591	20,619

Average common shareholders’ equity (2)	$20,610	$20,640	$20,484	$19,533	$19,901

Return on common shareholders’ equity	10.4%	11.0%	9.0%	11.6%	11.3%

Operating Income Return on Common Shareholders’ Equity *

Numerator:
Operating income (1)	$2,611	$2,670	$2,178	$2,182	$2,085

Denominator:

Beginning common shareholders’ equity	$20,619	$20,580	$20,837	$19,475	$19,182
Unrealized net capital gains and losses	2,905	2,834	2,880	2,070	1,874
Adjusted beginning common shareholders’ equity	17,714	17,746	17,957	17,405	17,308

Ending common shareholders’ equity	20,600	20,700	20,130	19,591	20,619
Unrealized net capital gains and losses	2,091	1,646	1,714	1,651	2,905
Adjusted ending common shareholders’ equity	18,509	19,054	18,416	17,940	17,714

Average adjusted common shareholders’ equity (2)	$18,112	$18,400	$18,187	$17,673	$17,511

Operating income return on common shareholders’ equity	14.4%	14.5%	12.0%	12.3%	11.9%

(1)          Net income available to common shareholders and operating income reflect a trailing twelve-month period.

(2)          Average common shareholders’ equity and average adjusted common shareholders’ equity are determined using a two-point average, with the beginning and ending common shareholders’ equity and adjusted common shareholders’ equity, respectively, for the twelve-month period as data points.

THE ALLSTATE CORPORATION

DEBT TO CAPITAL

($ in millions)

	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,
	2014	2013	2013	2013	2013
Debt

Short-term debt	$-	$-	$-	$500	$-
Long-term debt	6,200	6,201	6,217	5,475	6,556
Total debt	$6,200	$6,201	$6,217	$5,975	$6,556

Capital resources

Debt	$6,200	$6,201	$6,217	$5,975	$6,556

Shareholders’ equity
Preferred stock and additional capital paid-in	1,505	780	650	278	-
Common stock	9	9	9	9	9
Additional capital paid-in	3,017	3,143	3,127	3,105	3,028
Retained income	36,041	35,580	34,885	34,691	34,375
Deferred ESOP expense	(31)	(31)	(39)	(39)	(39)
Treasury stock	(19,922)	(19,047)	(18,662)	(18,225)	(18,033)
Unrealized net capital gains and losses	2,091	1,646	1,714	1,651	2,905
Unrealized foreign currency translation adjustments	22	38	50	37	58
Unrecognized pension and other postretirement benefit cost	(627)	(638)	(954)	(1,638)	(1,684)
Total shareholders’ equity	22,105	21,480	20,780	19,869	20,619

Total capital resources	$28,305	$27,681	$26,997	$25,844	$27,175

Ratio of debt to shareholders’ equity	28.0%	28.9%	29.9%	30.1%	31.8%

Ratio of debt to capital resources	21.9%	22.4%	23.0%	23.1%	24.1%

THE ALLSTATE CORPORATION

CONSOLIDATED STATEMENTS OF CASH FLOWS

($ in millions)

	Three months ended

	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,
	2014	2013	2013	2013	2013

CASH FLOWS FROM OPERATING ACTIVITIES
Net income	$600	$821	$316	$434	$709
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation, amortization and other non-cash items	98	122	66	93	87
Realized capital gains and losses	(54)	(142)	41	(362)	(131)
Loss on extinguishment of debt	-	2	9	480	-
Loss (gain) on disposition of operations	59	44	646	-	(2)
Interest credited to contractholder funds	307	305	317	311	345
Changes in:
Policy benefits and other insurance reserves	(18)	732	(180)	(93)	(514)
Unearned premiums	(92)	(68)	505	311	(146)
Deferred policy acquisition costs	3	(60)	(101)	(77)	(30)
Premium installment receivables, net	(46)	95	(219)	(59)	(22)
Reinsurance recoverables, net	(45)	(1,023)	(33)	(79)	406
Income taxes	(68)	118	172	6	277
Other operating assets and liabilities	(270)	225	(21)	(152)	(239)
Net cash provided by operating activities	474	1,171	1,518	813	740

CASH FLOWS FROM INVESTING ACTIVITIES
Proceeds from sales
Fixed income securities	6,483	5,889	4,893	4,987	5,474
Equity securities	1,328	942	489	1,532	210
Limited partnership interests	238	369	238	278	160
Mortgage loans	10	4	-	18	2
Other investments	30	58	55	23	15
Investment collections
Fixed income securities	849	1,029	1,221	1,913	1,745
Mortgage loans	324	237	308	238	237
Other investments	50	62	42	117	54
Investment purchases
Fixed income securities	(6,252)	(7,442)	(6,008)	(4,553)	(6,084)
Equity securities	(1,330)	(1,112)	(555)	(1,693)	(317)
Limited partnership interests	(277)	(401)	(434)	(222)	(255)
Mortgage loans	(2)	(115)	(109)	(239)	(75)
Other investments	(243)	(204)	(342)	(342)	(196)
Change in short-term investments, net	189	117	(121)	385	(808)
Change in other investments, net	36	5	1	57	34
Purchases of property and equipment, net	(55)	(91)	(73)	17	(60)
Disposition and acquisition of operations	(2)	-	(24)	-	-
Net cash provided by (used in) investing activities	1,376	(653)	(419)	2,516	136

CASH FLOWS FROM FINANCING ACTIVITIES
Change in short-term debt	-	-	(500)	500	-
Proceeds from issuance of long-term debt	-	4	786	989	492
Repayment of long-term debt	(1)	(22)	(65)	(2,540)	-
Proceeds from issuance of preferred stock	725	130	373	278	-
Contractholder fund deposits	403	566	489	528	591
Contractholder fund withdrawals	(1,084)	(1,098)	(1,185)	(3,014)	(1,259)
Dividends paid on common stock	(113)	(115)	(118)	(119)	-
Dividends paid on preferred stock	(12)	(6)	-	-	-
Treasury stock purchases	(1,115)	(449)	(488)	(158)	(739)
Shares reissued under equity incentive plans, net	77	62	48	43	17
Excess tax benefits on share-based payment arrangements	13	5	4	6	23
Other	(6)	(2)	5	(28)	13
Net cash used in financing activities	(1,113)	(925)	(651)	(3,515)	(862)
Cash classified as held for sale	(242)	13	(13)	-	-

NET INCREASE (DECREASE) IN CASH	495	(394)	435	(186)	14
CASH AT BEGINNING OF PERIOD	675	1,069	634	820	806
CASH AT END OF PERIOD	$1,170	$675	$1,069	$634	$820

THE ALLSTATE CORPORATION

ANALYSIS OF DEFERRED POLICY ACQUISITION COSTS

($ in millions)

	Change in Deferred Policy Acquisition Costs										Reconciliation of Deferred Policy
	For the three months ended March 31, 2014										Acquisition Costs as of March 31, 2014

						Amortization
						relating to realized
						capital gains and					DAC before		DAC after
		DAC classified				losses and	Effect of		DAC classified		impact of	Impact of	impact of
	Beginning	as held for sale	Total DAC including	Acquisition	Amortization	valuation changes on	unrealized	Total DAC including	as held for sale	Ending	unrealized	unrealized	unrealized
	balance	beginning	those classified	costs	before	embedded derivatives	capital gains	those classified	ending	balance	capital gains	capital gains	capital gains
	Dec. 31, 2013	balance	as held for sale	deferred	adjustments (1) (2)	that are not hedged (2)	and losses	as held for sale	balance	March 31, 2014	and losses	and losses	and losses

Property-Liability	$1,625	$-	1,625	$962	$(961)	$-	$-	$1,626	$-	$1,626	$1,626	$-	$1,626

Allstate Financial:
Traditional life and accident and health	711	13	724	39	(36)	-	-	727	(13)	714	714	-	714
Interest-sensitive life	991	700	1,691	28	(34)	(2)	(75)	1,608	(674)	934	1,077	(143)	934
Fixed annuity	45	30	75	-	(4)	2	(4)	69	(27)	42	51	(9)	42
Subtotal	1,747	743	2,490	67	(74)	-	(79)	2,404	(714)	1,690	1,842	(152)	1,690

Consolidated	$3,372	$743	4,115	$1,029	$(1,035)	$-	$(79)	$4,030	$(714)	$3,316	$3,468	$(152)	$3,316

	Change in Deferred Policy Acquisition Costs						Reconciliation of Deferred Policy
	For the three months ended March 31, 2013						Acquisition Costs as of March 31, 2013

				Amortization
				relating to realized
				capital gains and			DAC before		DAC after
				losses and	Effect of		impact of	Impact of	impact of
	Beginning	Acquisition	Amortization	valuation changes on	unrealized	Ending	unrealized	unrealized	unrealized
	balance	costs	before	embedded derivatives	capital gains	balance	capital gains	capital gains	capital gains
	Dec. 31, 2012	deferred	adjustments (1) (2)	that are not hedged (2)	and losses	March 31, 2013	and losses	and losses	and losses

Property-Liability	$1,396	$873	$(871)	$-	$-	$1,398	$1,398	$-	$1,398

Allstate Financial:
Traditional life and accident and health	671	39	(29)	-	-	681	681	-	681
Interest-sensitive life	1,529	58	(44)	-	6	1,549	1,889	(340)	1,549
Fixed annuity	25	5	(3)	1	4	32	62	(30)	32
Subtotal	2,225	102	(76)	1	10	2,262	2,632	(370)	2,262

Consolidated	$3,621	$975	$(947)	$1	$10	$3,660	$4,030	$(370)	$3,660

(1)

Amortization before adjustments reflects total DAC amortization before amortization/accretion related to realized capital gains and losses and valuation changes on embedded derivatives that are not hedged and amortization acceleration/deceleration for changes in assumptions.

(2)	Included as a component of amortization of DAC on the Consolidated Statements of Operations.

THE ALLSTATE CORPORATION

PROPERTY-LIABILITY RESULTS

($ in millions, except ratios)

	Three months ended

	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,
	2014	2013	2013	2013	2013

Premiums written	$6,969	$6,950	$7,438	$7,151	$6,625
Decrease (increase) in unearned premiums	112	84	(518)	(293)	155
Other	(17)	(20)	52	4	(10)

Premiums earned	7,064	7,014	6,972	6,862	6,770
Claims and claims expense	(4,759)	(4,283)	(4,427)	(4,741)	(4,460)
Amortization of deferred policy acquisition costs	(961)	(984)	(929)	(890)	(871)
Operating costs and expenses	(968)	(942)	(910)	(943)	(957)
Restructuring and related charges	(4)	(11)	(9)	(19)	(24)
Underwriting income *	372	794	697	269	458

Net investment income	312	382	309	343	341
Periodic settlements and accruals on non-hedge derivative instruments	(3)	(2)	(2)	(2)	(1)
Amortization of purchased intangible assets	17	23	21	20	21
Income tax expense on operations	(230)	(404)	(340)	(197)	(263)

Operating income	468	793	685	433	556

Realized capital gains and losses, after-tax	34	86	(17)	197	73
Reclassification of periodic settlements and accruals on non-hedge derivative instruments, after-tax	2	1	1	1	1
Amortization of purchased intangible assets, after-tax	(11)	(15)	(13)	(13)	(14)
Loss on disposition of operations, after-tax	-	-	-	(1)	-
Net income available to common shareholders	$493	$865	$656	$617	$616

Catastrophe losses	$445	$117	$128	$647	$359

Operating ratios
Claims and claims expense (“loss”) ratio	67.4	61.1	63.5	69.1	65.9
Expense ratio	27.3	27.6	26.5	27.0	27.3
Combined ratio	94.7	88.7	90.0	96.1	93.2

Combined ratio excluding the effect of catastrophes *	88.4	87.0	88.2	86.7	87.9
Effect of catastrophe losses on combined ratio	6.3	1.7	1.8	9.4	5.3
Combined ratio	94.7	88.7	90.0	96.1	93.2

Combined ratio excluding the effect of catastrophes, prior year reserve reestimates and amortization of purchased intangible assets (“underlying”)	88.4	87.5	86.9	86.9	87.7
Effect of catastrophe losses on combined ratio	6.3	1.7	1.8	9.4	5.3
Effect of prior year reserve reestimates on combined ratio	(0.2)	(0.9)	0.5	(0.8)	(0.6)
Effect of catastrophe losses included in prior year reserve reestimates on combined ratio	-	0.1	0.5	0.3	0.5
Effect of amortization of purchased intangible assets on combined ratio	0.2	0.3	0.3	0.3	0.3
Combined ratio	94.7	88.7	90.0	96.1	93.2

Effect of restructuring and related charges on combined ratio	0.1	0.2	0.1	0.3	0.4

Effect of Discontinued Lines and Coverages on combined ratio	-	-	1.9	0.1	-

THE ALLSTATE CORPORATION

PROPERTY-LIABILITY UNDERWRITING RESULTS BY AREA OF BUSINESS

($ in millions)

	Three months ended

	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,
	2014	2013	2013	2013	2013

Property-Liability Underwriting Summary
Allstate Protection	$375	$795	$831	$273	$462
Discontinued Lines and Coverages	(3)	(1)	(134)	(4)	(4)
Underwriting income	$372	$794	$697	$269	$458

Allstate Protection Underwriting Summary
Premiums written	$6,969	$6,950	$7,438	$7,151	$6,625

Premiums earned	$7,064	$7,014	$6,972	$6,862	$6,770
Claims and claims expense	(4,756)	(4,282)	(4,292)	(4,738)	(4,457)
Amortization of deferred policy acquisition costs	(961)	(984)	(929)	(890)	(871)
Operating costs and expenses	(968)	(942)	(911)	(942)	(956)
Restructuring and related charges	(4)	(11)	(9)	(19)	(24)
Underwriting income	$375	$795	$831	$273	$462

Catastrophe losses	$445	$117	$128	$647	$359

Operating ratios
Loss ratio	67.3	61.1	61.6	69.0	65.9
Expense ratio	27.4	27.6	26.5	27.0	27.3
Combined ratio	94.7	88.7	88.1	96.0	93.2

Effect of catastrophe losses on combined ratio	6.3	1.7	1.8	9.4	5.3

Effect of restructuring and related charges on combined ratio	0.1	0.2	0.1	0.3	0.4

Effect of amortization of purchased intangible assets on combined ratio	0.2	0.3	0.3	0.3	0.3

Discontinued Lines and Coverages Underwriting Summary
Premiums written	$-	$-	$-	$-	$-

Premiums earned	$-	$-	$-	$-	$-
Claims and claims expense	(3)	(1)	(135)	(3)	(3)
Operating costs and expenses	-	-	1	(1)	(1)
Underwriting loss	$(3)	$(1)	$(134)	$(4)	$(4)

Effect of Discontinued Lines and Coverages on the Property-Liability combined ratio	-	-	1.9	0.1	-

Underwriting Income by Brand
Allstate brand	$478	$814	$871	$346	$520
Encompass brand	(8)	41	19	(7)	(6)
Esurance brand	(93)	(56)	(54)	(61)	(47)
Answer Financial	(2)	(4)	(5)	(5)	(5)
Underwriting income	$375	$795	$831	$273	$462

THE ALLSTATE CORPORATION

PROPERTY-LIABILITY PREMIUMS WRITTEN BY BRAND

($ in millions)

	Three months ended

	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,
	2014	2013	2013	2013	2013

Allstate brand (1)
Auto	$4,292	$4,147	$4,280	$4,170	$4,155
Homeowners	1,342	1,549	1,779	1,693	1,268
Other personal lines	351	368	417	406	348
Commercial lines	116	119	114	121	112
Other business lines	176	157	161	151	133
	6,277	6,340	6,751	6,541	6,016

Encompass brand
Auto	151	155	172	167	147
Homeowners	110	115	129	120	97
Other personal lines	25	25	28	28	23
	286	295	329	315	267

Esurance brand
Auto	404	315	357	294	342
Homeowners	1	-	-	-	-
Other personal lines	1	-	1	1	-
	406	315	358	295	342

Allstate Protection	6,969	6,950	7,438	7,151	6,625

Discontinued Lines and Coverages	-	-	-	-	-

Property-Liability	$6,969	$6,950	$7,438	$7,151	$6,625

Allstate Protection
Auto	$4,847	$4,617	$4,809	$4,631	$4,644
Homeowners	1,453	1,664	1,908	1,813	1,365
Other personal lines	377	393	446	435	371
Commercial lines	116	119	114	121	112
Other business lines	176	157	161	151	133

	$6,969	$6,950	$7,438	$7,151	$6,625

(1) Canada premiums included in Allstate brand
Auto	$180	$199	$225	$245	$184
Homeowners	40	50	58	59	38
Other personal lines	11	13	14	15	13
	$231	$262	$297	$319	$235

THE ALLSTATE CORPORATION

PROPERTY-LIABILITY

IMPACT OF NET RATE CHANGES APPROVED ON PREMIUMS WRITTEN

	Three months ended				Three months ended			Three months ended
	March 31, 2014 (1)				December 31, 2013			September 30, 2013

	Number of			State	Number of		State	Number of		State
	states		Countrywide (%) (4)	specific (%) (5)	states	Countrywide (%) (4)	specific (%) (5)	states	Countrywide (%) (4)	specific (%) (5)
Allstate brand
Auto (2)	19		0.8	2.5	24	0.8	2.6	12	0.7	3.1
Homeowners (3)	8	(6)	0.2	2.3	21	1.5	4.5	3	0.3	6.8

Encompass brand
Auto	2		0.5	4.9	11	2.1	6.6	9	1.4	5.7
Homeowners	1		-	2.5	14	2.7	6.4	11	1.4	6.9

Esurance brand
Auto	17		2.2	8.2	16	1.1	5.5	14	1.1	5.2

	Three months ended			Three months ended			Three months ended
	June 30, 2013			March 31, 2013			December 31, 2012

	Number of		State	Number of		State	Number of		State
	states	Countrywide (%) (4)	specific (%) (5)	states	Countrywide (%) (4)	specific (%) (5)	states	Countrywide (%) (4)	specific (%) (5)
Allstate brand
Auto (2)	15	0.1	0.5	15	0.3	1.8	17	0.8	3.0
Homeowners (3)	8	0.5	6.2	16	1.3	4.8	20	2.3	6.2

Encompass brand
Auto	14	1.6	4.8	5	0.8	5.6	21	1.7	4.3
Homeowners	15	1.9	4.8	3	1.4	7.0	20	3.0	5.8

Esurance brand
Auto	15	1.7	4.7	11	0.9	4.2	21	2.0	4.4

(1)

Rate changes include changes approved based on our net cost of reinsurance. These rate changes do not reflect initial rates filed for insurance subsidiaries initially writing business. Based on historical premiums written in those states, rate changes approved for the three month period ending March 31, 2014 are estimated to total $179 million. Rate changes do not include rating plan enhancements, including the introduction of discounts and surcharges, that result in no change in the overall rate level in the state. Allstate Brand rate changes exclude Canada and specialty auto in periods prior to first quarter 2014. In 2013, the Ontario government gave the Financial Services Commission of Ontario the authority to implement an average reduction of premium rates by 15%. Regulator approval of the rate filings was received at the end of first quarter 2014. The rate reductions are effective on new business beginning May 2014 and renewal contracts beginning July 2014 and represent an overall decrease of approximately 14%. This will reduce expected premiums written by approximately $35 million and premiums earned by approximately $11 million in 2014.

(2)

Impacts of Allstate brand auto effective rate changes as a percentage of total countrywide prior year-end premiums written were 0.5%, 0.5%, 0.7%, 0.2%, 0.5% and 0.6% for the three months ended March 31, 2014, December 31, 2013, September 30, 2013, June 30, 2013, March 31, 2013 and December 31, 2012, respectively.

(3)

Impacts of Allstate brand homeowners effective rate changes as a percentage of total countrywide prior year-end premiums written were 1.3%, 0.4%, 0.3%, 1.2%, 1.7% and 1.0% for the three months ended March 31, 2014, December 31, 2013, September 30, 2013, June 30, 2013, March 31, 2013 and December 31, 2012, respectively.

(4)	Represents the impact in the states where rate changes were approved during the period as a percentage of total countrywide prior year-end premiums written.
(5)	Represents the impact in the states where rate changes were approved during the period as a percentage of its respective total prior year-end premiums written in those states.
(6)	Includes Canadian province of Alberta.

THE ALLSTATE CORPORATION

POLICIES IN FORCE AND OTHER STATISTICS

	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,
	2014	2013	2013	2013	2013
Policies in Force (in thousands) (1)
Allstate Brand
Auto	19,413	19,362	19,247	19,155	19,020
Homeowners	6,063	6,077	6,077	6,097	6,136
Landlord	740	742	742	744	748
Renter	1,402	1,385	1,371	1,364	1,364
Condominium	646	645	641	640	639
Other	1,244	1,252	1,260	1,267	1,273
Other personal lines	4,032	4,024	4,014	4,015	4,024
Commercial lines	305	301	295	291	286
Other business lines	991	989	996	997	1,001
Excess and surplus	23	22	20	18	15
Total	30,827	30,775	30,649	30,573	30,482

Encompass Brand
Auto	778	774	767	752	737
Homeowners	359	356	350	341	333
Other personal lines	124	125	124	124	121
Total	1,261	1,255	1,241	1,217	1,191

Esurance Brand
Auto	1,375	1,286	1,254	1,207	1,151
Homeowners	1	-	-	-	-
Other personal lines	26	20	16	11	7
Total	1,402	1,306	1,270	1,218	1,158

Total Policies in Force	33,490	33,336	33,160	33,008	32,831

Other Customer Relationships
Good Hands Roadside Members (in thousands) (2)	1,734	1,585	1,439	1,272	1,099

Non-Proprietary Premiums ($ in millions)
Ivantage (3)	$1,396	$1,394	$1,389	$1,363	$1,310
Answer Financial (4)	139	118	122	111	126

(1)

Policies in Force:  Policy counts are based on items rather than customers.  A multi-car customer would generate multiple item (policy) counts, even if all cars were insured under one policy. Allstate Dealer Services (service contracts and other products sold in conjunction with auto lending and vehicle sales transactions) and Partnership Marketing Group (roadside assistance products) statistics are not included in total policies in force since these are not available.  Additionally, non-proprietary products offered by Ivantage (insurance agency) and Answer Financial (independent insurance agency) are not included.

(2)	Membership provides pay on demand access to roadside services. Fees for three months ended March 31, 2014 were $177 thousand.
(3)

Represents non-proprietary premiums under management as of the end of the period related to personal and commercial line products offered by Ivantage when an Allstate product is not available. Premiums under management are reported on a one month delay. Premiums are estimates and are reported by entities which have brokering arrangements with Allstate. Fees for the three months ended March 31, 2014 were $15.3 million.

(4)	Represents non-proprietary premiums written for the period. Fees for the three months ended March 31, 2014 were $17.3 million.

THE ALLSTATE CORPORATION

ALLSTATE BRAND PROFITABILITY MEASURES

($ in millions, except ratios)

	Three months ended

	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,
	2014	2013	2013	2013	2013

Net premiums written	$6,277	$6,340	$6,751	$6,541	$6,016

Net premiums earned
Auto	4,209	4,186	4,165	4,133	4,094
Homeowners	1,580	1,574	1,568	1,525	1,516
Other personal lines (1)	385	384	384	380	379
Commercial lines	110	115	114	113	114
Other business lines (2)	133	126	124	115	106
Total	6,417	6,385	6,355	6,266	6,209

Incurred losses
Auto	2,858	2,876	2,857	2,843	2,774
Homeowners	994	656	645	1,084	914
Other personal lines	279	187	221	239	247
Commercial lines	81	77	70	69	61
Other business lines	63	58	60	49	47
Total	4,275	3,854	3,853	4,284	4,043

Expenses
Auto	1,075	1,114	1,068	1,069	1,068
Homeowners	385	393	379	368	376
Other personal lines	108	115	108	113	115
Commercial lines	34	37	34	33	34
Other business lines	62	58	42	53	53
Total	1,664	1,717	1,631	1,636	1,646

Underwriting income (loss)
Auto	276	196	240	221	252
Homeowners	201	525	544	73	226
Other personal lines	(2)	82	55	28	17
Commercial lines	(5)	1	10	11	19
Other business lines	8	10	22	13	6
Total	478	814	871	346	520

Loss ratio	66.6	60.4	60.6	68.4	65.1
Expense ratio	26.0	26.9	25.7	26.1	26.5
Combined ratio	92.6	87.3	86.3	94.5	91.6

Effect of catastrophe losses on combined ratio	6.4	1.8	1.7	9.8	5.5

Effect of prior year reserve reestimates on combined ratio	(0.2)	(0.6)	(1.4)	(0.9)	(0.6)

Effect of advertising expenses on combined ratio	2.4	2.3	2.7	3.2	2.7

Combined ratio excluding the effect of catastrophes and prior year reserve reestimates ("underlying")	86.4	86.1	85.4	85.4	86.2
Effect of catastrophe losses	6.4	1.8	1.7	9.8	5.5
Effect of prior year non-catastrophe reserve reestimates	(0.2)	(0.6)	(0.8)	(0.7)	(0.1)
Combined ratio	92.6	87.3	86.3	94.5	91.6

(1)	Other personal lines include renter, condominium, landlord and other personal lines.
(2)	Other business lines include Allstate Roadside Services, Allstate Dealer Services and other business lines.

THE ALLSTATE CORPORATION

ALLSTATE BRAND STATISTICS (1)

	Three months ended

	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,
	2014	2013	2013	2013	2013

New Issued Applications (in thousands) (2)
Auto	714	664	720	709	656
Homeowners	154	157	180	167	121
Average Premium - Gross Written ($) (3)
Auto	473	473	467	466	464
Homeowners	1,137	1,126	1,119	1,109	1,104
Average Premium - Net Earned ($) (4)
Auto	435	434	433	433	430
Homeowners	1,034	1,029	1,024	990	976
Renewal Ratio (%) (5)
Auto	89.0	88.7	88.7	88.6	88.4
Homeowners	88.2	88.1	88.0	87.5	87.2
Bodily Injury Claim Frequency
(% change year-over-year)
Auto	(0.3)	(1.7)	0.8	(1.1)	(2.4)
Property Damage Claim Frequency
(% change year-over-year)
Auto	5.1	1.4	0.6	(0.3)	(0.7)
Auto Paid Severity
(% change year-over-year)
Bodily injury	0.7	2.0	2.3	4.1	6.7
Property damage	2.7	3.2	0.8	3.7	(0.2)
Homeowners Excluding Catastrophe Losses
(% change year-over-year)
Claim frequency	6.1	(2.2)	(1.1)	0.6	1.2
Claim severity	8.3	0.2	(2.2)	1.3	(0.2)

(1)	Statistics presented for Allstate brand exclude excess and surplus lines.
(2)

New Issued Applications: Item counts of automobiles or homeowners insurance applications for insurance policies that were issued during the period, regardless of whether the customer was previously insured by another Allstate Protection brand. Does not include automobiles that are added by existing customers.

(3)

Average Premium - Gross Written: Gross premiums written divided by issued item count. Gross premiums written include the impacts from discounts, surcharges and ceded reinsurance premiums and exclude the impacts from mid-term premium adjustments and premium refund accruals. Average premiums represent the appropriate policy term for each line, which is 6 months for auto and 12 months for homeowners.

(4)

Average Premium - Net Earned: Earned premium divided by average policies in force for the period. Earned premium includes the impacts from mid-term premium adjustments and ceded reinsurance, but does not include impacts of premium refund accruals. Average premiums represent the appropriate policy term for each line, which is 6 months for auto and 12 months for homeowners.

(5)	Renewal ratio: Renewal policies issued during the period, based on contract effective dates, divided by the total policies issued 6 months prior for auto or 12 months prior for homeowners.

THE ALLSTATE CORPORATION

ENCOMPASS BRAND PROFITABILITY MEASURES AND STATISTICS

($ in millions, except ratios)

	Three months ended

	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,
	2014	2013	2013	2013	2013

Net premiums written	$286	$295	$329	$315	$267

Net premiums earned
Auto	$161	$155	$158	$158	$155
Homeowners	117	114	111	105	100
Other personal lines	26	25	26	24	25
Total	304	294	295	287	280

Incurred losses
Auto	$114	$114	$112	$117	$117
Homeowners	86	48	63	69	62
Other personal lines	21	-	13	21	20
Total	221	162	188	207	199

Expenses
Auto	$48	$49	$47	$48	$47
Homeowners	35	35	34	33	32
Other personal lines	8	7	7	6	8
Total	91	91	88	87	87

Underwriting income (loss)
Auto	$(1)	$(8)	$(1)	$(7)	$(9)
Homeowners	(4)	31	14	3	6
Other personal lines	(3)	18	6	(3)	(3)
Total	(8)	41	19	(7)	(6)

Loss ratio	72.7	55.1	63.7	72.1	71.1
Expense ratio	29.9	31.0	29.9	30.3	31.0
Combined ratio	102.6	86.1	93.6	102.4	102.1

Effect of catastrophe losses on combined ratio	11.2	0.3	5.8	10.1	4.6

Effect of prior year reserve reestimates on combined ratio	(0.7)	(7.5)	(5.1)	(1.4)	(0.7)

Effect of advertising expenses on combined ratio	0.7	0.3	-	0.7	0.7

Combined ratio excluding the effect of catastrophes and prior year reserve reestimates (“underlying”)	91.8	91.8	92.5	92.7	97.9
Effect of catastrophe losses	11.2	0.3	5.8	10.1	4.6
Effect of prior year non-catastrophe reserve reestimates	(0.4)	(6.0)	(4.7)	(0.4)	(0.4)
Combined ratio	102.6	86.1	93.6	102.4	102.1

Policies in Force (in thousands)
Auto	778	774	767	752	737
Homeowners	359	356	350	341	333
Other personal lines	124	125	124	124	121
	1,261	1,255	1,241	1,217	1,191
New Issued Applications (in thousands)
Auto	33	36	43	41	35
Homeowners	17	18	22	22	17

Average Premium - Gross Written ($)
Auto	893	886	879	872	882
Homeowners	1,440	1,392	1,390	1,362	1,346

Renewal Ratio (%)
Auto	79.2	79.1	79.4	78.4	77.8
Homeowners	86.6	86.2	87.4	86.4	86.1

THE ALLSTATE CORPORATION

ESURANCE PROFITABILITY MEASURES AND STATISTICS

	Three months ended

	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,
($ in millions)	2014	2013	2013	2013	2013

Net premiums written	$406	$315	$358	$295	$342

Net premiums earned
Auto	$342	$334	$322	$308	$281
Other personal lines	1	1	-	1	-
	343	335	322	309	281

Incurred losses
Auto	$260	$266	$251	$246	$215
Other personal lines	-	-	-	1	-
	260	266	251	247	215

Expenses
Auto	$174	$123	$125	$122	$113
Other personal lines	2	2	-	1	-
	176	125	125	123	113

Underwriting loss
Auto	$(92)	$(55)	$(54)	$(60)	$(47)
Other personal lines	(1)	(1)	-	(1)	-
	(93)	(56)	(54)	(61)	(47)

Loss ratio	75.8	79.4	78.0	79.9	76.5
Expense ratio	51.3	37.3	38.8	39.8	40.2
Combined ratio	127.1	116.7	116.8	119.7	116.7

Effect of catastrophe losses on combined ratio	0.3	0.3	0.6	1.6	1.1

Effect of prior year reserve reestimates on combined ratio	(0.9)	-	-	-	-

Effect of amortization of purchased intangible assets on combined ratio	3.5	4.5	4.7	5.2	5.3

Effect of advertising expenses on combined ratio	28.3	12.8	14.6	16.2	16.0

Combined ratio excluding the effect of catastrophes, prior year reserve reestimates, and amortization of purchased intangible assets (“underlying”)	124.2	111.9	111.5	112.9	110.3
Effect of catastrophe losses	0.3	0.3	0.6	1.6	1.1
Effect of prior year non-catastrophe reserve reestimates	(0.9)	-	-	-	-
Effect of amortization of purchased intangible assets	3.5	4.5	4.7	5.2	5.3
Combined ratio	127.1	116.7	116.8	119.7	116.7

Policies in Force (in thousands)
Auto	1,375	1,286	1,254	1,207	1,151
Homeowners	1	-	-	-	-
Other personal lines	26	20	16	11	7
	1,402	1,306	1,270	1,218	1,158

New Issued Applications (in thousands)
Auto	221	162	188	175	222
Homeowners	1	-	-	-	-
Other personal lines	10	7	7	6	5
	232	169	195	181	227

Average Premium - Gross Written ($)
Auto	504	483	480	481	494
Homeowners	691	752	-	-	-

Renewal Ratio (%)
Auto	80.4	80.1	79.9	81.7	81.2

THE ALLSTATE CORPORATION

AUTO PROFITABILITY MEASURES

	Three months ended

	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,
($ in millions)	2014	2013	2013	2013	2013

Net premiums written
Allstate brand	$4,292	$4,147	$4,280	$4,170	$4,155
Encompass brand	151	155	172	167	147
Esurance brand	404	315	357	294	342
	4,847	4,617	4,809	4,631	4,644
Net premiums earned
Allstate brand	$4,209	$4,186	$4,165	$4,133	$4,094
Encompass brand	161	155	158	158	155
Esurance brand	342	334	322	308	281
	4,712	4,675	4,645	4,599	4,530
Incurred losses
Allstate brand	$2,858	$2,876	$2,857	$2,843	$2,774
Encompass brand	114	114	112	117	117
Esurance brand	260	266	251	246	215
	3,232	3,256	3,220	3,206	3,106
Expenses
Allstate brand	$1,075	$1,114	$1,068	$1,069	$1,068
Encompass brand	48	49	47	48	47
Esurance brand	174	123	125	122	113
	1,297	1,286	1,240	1,239	1,228
Underwriting income
Allstate brand	$276	$196	$240	$221	$252
Encompass brand	(1)	(8)	(1)	(7)	(9)
Esurance brand	(92)	(55)	(54)	(60)	(47)
	183	133	185	154	196
Loss ratio
Allstate brand	67.9	68.7	68.6	68.8	67.7
Encompass brand	70.8	73.6	70.9	74.0	75.5
Esurance brand	76.0	79.7	78.0	79.9	76.5
Allstate Protection	68.6	69.6	69.3	69.7	68.6
Expense ratio
Allstate brand	25.5	26.6	25.6	25.9	26.1
Encompass brand	29.8	31.6	29.7	30.4	30.3
Esurance brand	50.9	36.8	38.8	39.6	40.2
Allstate Protection	27.5	27.6	26.7	27.0	27.1
Combined ratio
Allstate brand	93.4	95.3	94.2	94.7	93.8
Encompass brand	100.6	105.2	100.6	104.4	105.8
Esurance brand	126.9	116.5	116.8	119.5	116.7
Allstate Protection	96.1	97.2	96.0	96.7	95.7
Effect of catastrophe losses on combined ratio
Allstate brand	0.4	-	0.8	1.9	1.1
Encompass brand	0.6	(0.6)	1.9	0.6	(0.6)
Esurance brand	0.3	0.3	0.6	1.6	1.1
Effect of prior year reserve reestimates on combined ratio
Allstate brand	(0.9)	(0.9)	(0.8)	(1.8)	(1.6)
Encompass brand	(4.3)	(4.5)	(7.6)	(3.2)	(3.9)
Esurance brand	(0.9)	-	-	-	-
Effect of amortization of purchased intangible assets on combined ratio
Esurance brand	3.5	4.5	4.7	5.2	5.3
Allstate brand combined ratio excluding the effect of catastrophes and prior year reserve reestimates (“underlying”)	93.8	95.9	94.3	94.1	93.2
Effect of catastrophe losses on combined ratio	0.4	-	0.8	1.9	1.1
Effect of prior year non-catastrophe reserve reestimates on combined ratio	(0.8)	(0.6)	(0.9)	(1.3)	(0.5)
Allstate brand combined ratio	93.4	95.3	94.2	94.7	93.8
Effect of catastrophe losses included in prior year reserve reestimates on combined ratio	(0.1)	(0.3)	0.1	(0.5)	(1.1)

THE ALLSTATE CORPORATION

HOMEOWNERS PROFITABILITY MEASURES

	Three months ended

	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,
($ in millions)	2014	2013	2013	2013	2013

Net premiums written
Allstate brand	$1,342	$1,549	$1,779	$1,693	$1,268
Encompass brand	110	115	129	120	97
Esurance brand	1	-	-	-	-
	1,453	1,664	1,908	1,813	1,365
Net premiums earned
Allstate brand	$1,580	$1,574	$1,568	$1,525	$1,516
Encompass brand	117	114	111	105	100
	1,697	1,688	1,679	1,630	1,616
Incurred losses
Allstate brand	$994	$656	$645	$1,084	$914
Encompass brand	86	48	63	69	62
	1,080	704	708	1,153	976
Expenses
Allstate brand	$385	$393	$379	$368	$376
Encompass brand	35	35	34	33	32
	420	428	413	401	408
Underwriting income
Allstate brand	$201	$525	$544	$73	$226
Encompass brand	(4)	31	14	3	6
	197	556	558	76	232
Loss ratio
Allstate brand	62.9	41.6	41.1	71.1	60.3
Encompass brand	73.5	42.1	56.8	65.7	62.0
Allstate Protection	63.6	41.7	42.2	70.7	60.4
Expense ratio
Allstate brand	24.4	25.0	24.2	24.1	24.8
Encompass brand	29.9	30.7	30.6	31.4	32.0
Allstate Protection	24.8	25.4	24.6	24.6	25.2
Combined ratio
Allstate brand	87.3	66.6	65.3	95.2	85.1
Encompass brand	103.4	72.8	87.4	97.1	94.0
Allstate Protection	88.4	67.1	66.8	95.3	85.6
Effect of catastrophe losses on combined ratio
Allstate brand	21.3	7.1	4.7	32.5	18.7
Encompass brand	25.6	1.8	13.5	23.8	12.0
Effect of prior year reserve reestimates on combined ratio
Allstate brand	0.8	(0.3)	(3.3)	1.0	2.6
Encompass brand	4.3	(4.4)	-	(1.0)	1.0
Allstate brand combined ratio excluding the effect of catastrophes and prior year reserve reestimates (“underlying”)	65.8	60.7	61.8	62.7	65.8
Effect of catastrophe losses on combined ratio	21.3	7.1	4.7	32.5	18.7
Effect of prior year non-catastrophe reserve reestimates on combined ratio	0.2	(1.2)	(1.2)	-	0.6
Allstate brand combined ratio	87.3	66.6	65.3	95.2	85.1
Effect of catastrophe losses included in prior year reserve reestimates on combined ratio	0.6	0.9	(2.1)	1.0	2.0

THE ALLSTATE CORPORATION

OTHER PERSONAL LINES PROFITABILITY MEASURES (1)

	Three months ended

	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,
($ in millions)	2014	2013	2013	2013	2013

Net premiums written
Allstate brand	$351	$368	$417	$406	$348
Encompass brand	25	25	28	28	23
Esurance brand	1	-	1	1	-
	377	393	446	435	371
Net premiums earned
Allstate brand	$385	$384	$384	$380	$379
Encompass brand	26	25	26	24	25
Esurance brand	1	1	-	1	-
	412	410	410	405	404
Incurred losses
Allstate brand	$279	$187	$221	$239	$247
Encompass brand	21	-	13	21	20
Esurance brand	-	-	-	1	-
	300	187	234	261	267
Expenses
Allstate brand	$108	$115	$108	$113	$115
Encompass brand	8	7	7	6	8
Esurance brand	2	2	-	1	-
	118	124	115	120	123
Underwriting income
Allstate brand	$(2)	$82	$55	$28	$17
Encompass brand	(3)	18	6	(3)	(3)
Esurance brand	(1)	(1)	-	(1)	-
	(6)	99	61	24	14
Loss ratio
Allstate brand	72.5	48.7	57.6	62.9	65.2
Encompass brand	80.8	-	50.0	87.5	80.0
Esurance brand	-	-	-	100.0	-
Allstate Protection	72.8	45.6	57.1	64.4	66.1
Expense ratio
Allstate brand	28.0	29.9	28.1	29.7	30.3
Encompass brand	30.7	28.0	26.9	25.0	32.0
Esurance brand	200.0	200.0	-	100.0	-
Allstate Protection	28.7	30.2	28.0	29.6	30.4
Combined ratio
Allstate brand	100.5	78.6	85.7	92.6	95.5
Encompass brand	111.5	28.0	76.9	112.5	112.0
Esurance brand	200.0	200.0	-	200.0	-
Allstate Protection	101.5	75.9	85.1	94.1	96.5
Effect of catastrophe losses on combined ratio
Allstate brand	12.7	1.0	(0.3)	8.7	4.7
Encompass brand	11.5	-	(3.8)	12.5	8.0
Esurance brand	-	-	-	-	-
Effect of prior year reserve reestimates on combined ratio
Allstate brand	3.9	-	2.6	4.2	0.3
Encompass brand	-	(40.0)	(11.5)	8.3	12.0
Esurance brand	-	-	-	-	-

(1)

Other personal lines include renter, condominium, landlord and other personal lines.  Profitability measures for commercial and other business lines can be found on the Allstate Brand Profitability Measures page.

THE ALLSTATE CORPORATION

HOMEOWNERS SUPPLEMENTAL INFORMATION

($ in millions)

	Three months ended March 31, 2014

							Premium rate changes (3)
Primary Exposure Groupings (1)	Earned premiums	Incurred losses	Loss ratios	Catastrophe losses	Effect of catastrophes on loss ratio	Number of catastrophes	Number of states	Annual impact of rate changes on state specific premiums written

Florida	$36	$16	44.4%	$(1)	-2.8%
Other hurricane exposure states	888	635	71.5%	265	29.8%
Total hurricane exposure states (2)	924	651	70.5%	264	28.6%		3	-0.5%
Other catastrophe exposure states	773	429	55.5%	102	13.2%		5	6.4%

Total	$1,697	$1,080	63.6%	$366	21.6%	13	8	2.4%

(1) Basis of Presentation

This homeowners supplemental information schedule displays financial results for the homeowners business (defined to include standard homeowners, scheduled personal property and other than primary residence lines).  Each state in which the Company writes business has been categorized into one of two exposure groupings (Hurricane or Other).   Hurricane exposure states are comprised of those states in which hurricanes are the primary catastrophe exposure. However, the catastrophe losses for these states include losses due to other kinds of catastrophes.  A catastrophe is defined by Allstate as an event that produces pre-tax losses before reinsurance in excess of $1 million, and involves multiple first party policyholders, or an event that produces a number of claims in excess of a preset per-event threshold of average claims in a specific area, occurring within a certain amount of time following the event.

(2) Hurricane Exposure States

Hurricane exposure states include the following coastal locations:  Alabama, Connecticut, Delaware, Florida, Georgia, Louisiana, Maine, Maryland, Massachusetts, Mississippi, New Hampshire, New Jersey, New York, North Carolina, Pennsylvania, Rhode Island, South Carolina, Texas, Virginia and Washington, D.C.

(3) Premium Rate Changes

Represents the impact in the states where rate changes were approved during the year as a percentage of total prior year-end premiums written in those states.

THE ALLSTATE CORPORATION

CATASTROPHE LOSSES BY BRAND

($ in millions)

	Three months ended

	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,
	2014	2013	2013	2013	2013

Allstate brand
Auto	$16	$1	$35	$79	$43
Homeowners	336	112	74	496	284
Other personal lines	49	4	(1)	33	18
Commercial lines	9	(2)	1	5	(2)
Other business lines	-	-	-	-	-
Total	$410	$115	$109	$613	$343

Encompass brand
Auto	$1	$(1)	$3	$1	$(1)
Homeowners	30	2	15	25	12
Other personal lines	3	-	(1)	3	2
Total	$34	$1	$17	$29	$13

Esurance brand
Auto	$1	$1	$2	$5	$3
Other personal lines	-	-	-	-	-
Total	1	1	2	5	3

Allstate Protection	$445	$117	$128	$647	$359

Allstate Protection
Auto	$18	$1	$40	$85	$45
Homeowners	366	114	89	521	296
Other personal lines	52	4	(2)	36	20
Commercial lines	9	(2)	1	5	(2)
Other business lines	-	-	-	-	-
	$445	$117	$128	$647	$359

THE ALLSTATE CORPORATION

PROPERTY-LIABILITY

EFFECT OF CATASTROPHE LOSSES ON THE COMBINED RATIO

($ in millions, except ratios)

								Excludes the effect of catastrophe losses relating to earthquakes and hurricanes
	Effect of all catastrophe losses on the Property-Liability combined ratio					Premiums earned	Total catastrophe	Total catastrophe	Effect on the Property-Liability
	Quarter 1	Quarter 2	Quarter 3	Quarter 4	Year	year-to-date	losses by year	losses by year	combined ratio
2005	2.5	2.2	69.4	9.6	21.0	$27,039	$5,674	$460	1.7
2006	1.6	3.7	2.5	4.1	3.0	27,369	810	1,044	3.8
2007	2.4	6.3	5.0	7.0	5.2	27,233	1,409	1,336	4.9
2008	8.4	10.3	26.8	3.9	12.4	26,967	3,342	1,876	7.0
2009	7.8	12.5	6.2	5.0	7.9	26,194	2,069	2,159	8.2
2010	10.0	9.8	5.9	8.3	8.5	25,957	2,207	2,272	8.8
2011	5.2	36.2	16.7	1.0	14.7	25,942	3,815	3,298	12.7
2012	3.9	12.3	3.1	15.7	8.8	26,737	2,345	1,324	5.0
2013	5.3	9.4	1.8	1.7	4.5	27,618	1,251	1,352	4.9
2014	6.3	-	-	-	-	7,064	445	448	6.3

Average	5.3	11.3	15.3	6.2	9.4				6.3

THE ALLSTATE CORPORATION

CATASTROPHE BY SIZE OF EVENT

($ in millions, except ratios)

Three months ended March 31, 2014
						Average
	Number		Claims and		Combined	catastrophe
Size of catastrophe	of events		claims expense		ratio impact	loss per event
Greater than $250 million	1	7.7%	$256	57.5%	3.6	$256
$101 million to $250 million	-	-	-	-	-	-
$50 million to $100 million	1	7.7	83	18.7	1.2	83
Less than $50 million	11	84.6	104	23.4	1.5	9
Total	13	100.0%	443	99.6	6.3	34
Prior year reserve reestimates			2	0.4	-
Prior quarter reserve reestimates			-	-	-
Total catastrophe losses			$445	100.0%	6.3

THE ALLSTATE CORPORATION

PROPERTY-LIABILITY

EFFECT OF PRIOR YEAR RESERVE REESTIMATES ON THE COMBINED RATIO

($ in millions, except ratios)

	Three months ended

	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,
	2014	2013	2013	2013	2013

Prior Year Reserve Reestimates (1)

Auto	$(48)	$(44)	$(44)	$(79)	$(70)
Homeowners	18	(10)	(51)	15	41
Other personal lines	15	(10)	7	18	4
Commercial lines	(1)	1	(13)	(14)	(10)
Other business lines	-	-	-	(1)	(3)

Allstate Protection	(16)	(63)	(101)	(61)	(38)
Discontinued Lines and Coverages	3	1	135	3	3

Property-Liability	$(13)	$(62)	$34	$(58)	$(35)

Allstate brand (2)	$(11)	$(41)	$(86)	$(57)	$(36)
Encompass brand (2)	(2)	(22)	(15)	(4)	(2)
Esurance brand	(3)	-	-	-	-

Allstate Protection (2)	$(16)	$(63)	$(101)	$(61)	$(38)

Effect of Prior Year Reserve
Reestimates on Combined Ratio (1)(3)

Auto	(0.7)	(0.5)	(0.6)	(1.2)	(1.0)
Homeowners	0.3	(0.2)	(0.7)	0.2	0.6
Other personal lines	0.2	(0.2)	0.1	0.3	-
Commercial lines	-	-	(0.2)	(0.2)	(0.2)
Other business lines	-	-	-	-	-

Allstate Protection	(0.2)	(0.9)	(1.4)	(0.9)	(0.6)
Discontinued Lines and Coverages	-	-	1.9	0.1	-

Property-Liability	(0.2)	(0.9)	0.5	(0.8)	(0.6)

Allstate brand (2)	(0.2)	(0.6)	(1.2)	(0.8)	(0.5)
Encompass brand (2)	-	(0.3)	(0.2)	(0.1)	(0.1)
Esurance brand	-	-	-	-	-

Allstate Protection	(0.2)	(0.9)	(1.4)	(0.9)	(0.6)

(1)	Favorable reserve reestimates are shown in parentheses.
(2)

Unfavorable (favorable) reserve reestimates included in catastrophe losses for Allstate brand, Encompass brand and Allstate Protection totaled $3 million, ($1) million and $2 million in the three months ended March 31, 2014, respectively, compared to ($31) million, ($1) million and ($32) million for Allstate brand, Encompass brand and Allstate Protection in the same period of 2013.

(3)	Calculated using Property-Liability premiums earned for the respective period.

THE ALLSTATE CORPORATION

ASBESTOS AND ENVIRONMENTAL RESERVES

($ in millions)

	Three months	Twelve months ended December 31,
	ended
	March 31,
	2014	2013	2012	2011	2010	2009
(net of reinsurance)

Asbestos claims
Beginning reserves	$1,017	$1,026	$1,078	$1,100	$1,180	$1,228
Incurred claims and claims expense	-	74	26	26	5	(8)
Claims and claims expense paid	(24)	(83)	(78)	(48)	(85)	(40)
Ending reserves	$993	$1,017	$1,026	$1,078	$1,100	$1,180

Claims and claims expense paid as a percent of ending reserves	2.4%	8.2%	7.6%	4.5%	7.7%	3.4%

Environmental claims
Beginning reserves	$208	$193	$185	$201	$198	$195
Incurred claims and claims expense	-	30	22	-	18	13
Claims and claims expense paid	(4)	(15)	(14)	(16)	(15)	(10)
Ending reserves	$204	$208	$193	$185	$201	$198

Claims and claims expense paid as a percent of ending reserves	2.0%	7.2%	7.3%	8.6%	7.5%	5.1%

THE ALLSTATE CORPORATION

ALLSTATE PERSONAL LINES PROFITABILITY MEASURES (1)

($ in millions, except ratios and policies in force)

	Three months ended

	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,
	2014	2013	2013	2013	2013

Net premiums written
Auto	$4,292	$4,147	$4,280	$4,170	$4,155
Homeowners	1,342	1,549	1,779	1,693	1,268

Landlord	126	138	143	135	124
Renter	59	58	69	59	53
Condominium	48	52	58	55	45
Other	118	120	147	157	126
Other personal lines	351	368	417	406	348

Total	5,985	6,064	6,476	6,269	5,771

Net premiums earned
Auto	$4,209	$4,186	$4,165	$4,133	$4,094
Homeowners	1,580	1,574	1,568	1,525	1,516
Other personal lines	385	384	384	380	379
Total	6,174	6,144	6,117	6,038	5,989

Incurred losses
Auto	$2,858	$2,876	$2,857	$2,843	$2,774
Homeowners	994	656	645	1,084	914
Other personal lines	279	187	221	239	247
Total	4,131	3,719	3,723	4,166	3,935

Expenses
Auto	$1,075	$1,114	$1,068	$1,069	$1,068
Homeowners	385	393	379	368	376
Other personal lines	108	115	108	113	115
Total	1,568	1,622	1,555	1,550	1,559

Underwriting income (loss)
Auto	$276	$196	$240	$221	$252
Homeowners	201	525	544	73	226
Other personal lines	(2)	82	55	28	17
Total	475	803	839	322	495

Loss ratio	66.9	60.5	60.9	69.0	65.7
Expense ratio	25.4	26.4	25.4	25.7	26.0
Combined ratio	92.3	86.9	86.3	94.7	91.7

Effect of catastrophe losses on combined ratio	6.5	1.9	1.8	10.1	5.8

Effect of prior year reserve reestimates on combined ratio	(0.2)	(0.7)	(1.2)	(0.7)	(0.4)

Combined ratio excluding the effect of catastrophes and prior year reserve reestimates	86.0	85.7	85.2	85.1	85.9
Effect of catastrophe losses	6.5	1.9	1.8	10.1	5.8
Effect of prior year non-catastrophe reserve reestimates	(0.2)	(0.7)	(0.7)	(0.5)	-
Combined ratio	92.3	86.9	86.3	94.7	91.7

Policies in Force (in thousands)
Auto	19,413	19,362	19,247	19,155	19,020
Homeowners	6,063	6,077	6,077	6,097	6,136
Other personal lines	4,032	4,024	4,014	4,015	4,024
Excess and surplus	23	22	20	18	15
Total	29,531	29,485	29,358	29,285	29,195

(1)         Allstate Personal Lines comprise Allstate brand auto, homeowners and other personal lines. Allstate Protection segment comprises Allstate Personal Lines; Business to Business-Encompass, Commercial and Other Business Lines; Esurance; and Answer Financial.

THE ALLSTATE CORPORATION

BUSINESS TO BUSINESS - ENCOMPASS, COMMERCIAL AND OTHER BUSINESS LINES PROFITABILITY MEASURES

($ in millions, except ratios and policies in force)

	Three months ended

	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,
	2014	2013	2013	2013	2013

Net premiums written
Auto	$151	$155	$172	$167	$147
Homeowners	110	115	129	120	97
Other personal lines	25	25	28	28	23
Subtotal - Encompass	286	295	329	315	267

Commercial lines	116	119	114	121	112

Allstate Roadside Services	97	88	91	88	82
Allstate Dealer Services	79	69	70	63	51
Other business lines	176	157	161	151	133

Total	578	571	604	587	512

Net premiums earned
Auto	$161	$155	$158	$158	$155
Homeowners	117	114	111	105	100
Other personal lines	26	25	26	24	25
Subtotal - Encompass	304	294	295	287	280
Commercial lines	110	115	114	113	114
Other business lines	133	126	124	115	106
Total	547	535	533	515	500

Incurred losses
Auto	$114	$114	$112	$117	$117
Homeowners	86	48	63	69	62
Other personal lines	21	-	13	21	20
Subtotal - Encompass	221	162	188	207	199
Commercial lines	81	77	70	69	61
Other business lines	63	58	60	49	47
Total	365	297	318	325	307

Expenses
Auto	$48	$49	$47	$48	$47
Homeowners	35	35	34	33	32
Other personal lines	8	7	7	6	8
Subtotal - Encompass	91	91	88	87	87
Commercial lines	34	37	34	33	34
Other business lines	62	58	42	53	53
Total	187	186	164	173	174

Underwriting income (loss)
Auto	$(1)	$(8)	$(1)	$(7)	$(9)
Homeowners	(4)	31	14	3	6
Other personal lines	(3)	18	6	(3)	(3)
Subtotal - Encompass	(8)	41	19	(7)	(6)
Commercial lines	(5)	1	10	11	19
Other business lines	8	10	22	13	6
Total	(5)	52	51	17	19

Loss ratio	66.7	55.5	59.7	63.1	61.4
Expense ratio	34.2	34.8	30.7	33.6	34.8
Combined ratio	100.9	90.3	90.4	96.7	96.2

Effect of catastrophe losses on combined ratio	7.9	(0.2)	3.4	6.6	2.2

Effect of prior year reserve reestimates on combined ratio	(0.6)	(3.9)	(5.3)	(3.7)	(3.0)

Effect of amortization of purchased intangible assets (1)	0.2	0.4	-	-	-

Combined ratio excluding the effect of catastrophes, prior year reserve reestimates, and the amortization of purchased intangible assets (“underlying”)	93.4	93.1	92.1	92.2	96.2
Effect of catastrophe losses	7.9	(0.2)	3.4	6.6	2.2
Effect of prior year non-catastrophe reserve reestimates	(0.6)	(3.0)	(5.1)	(2.1)	(2.2)
Effect of amortization of purchased intangible assets	0.2	0.4	-	-	-
Combined ratio	100.9	90.3	90.4	96.7	96.2

Policies in Force (in thousands)
Auto	778	774	767	752	737
Homeowners	359	356	350	341	333
Other personal lines	124	125	124	124	121
Subtotal - Encompass	1,261	1,255	1,241	1,217	1,191
Commercial lines	305	301	295	291	286
Other business lines	991	989	996	997	1,001
Total	2,557	2,545	2,532	2,505	2,478

(1) Relates to the acquisition of Northeast Agency in 2013.

THE ALLSTATE CORPORATION

ALLSTATE FINANCIAL RESULTS

($ in millions)

	Three months ended

	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,
	2014	2013	2013	2013	2013

Premiums	$327	$332	$306	$307	$303
Contract charges	280	278	278	272	276
Net investment income	640	637	633	633	635
Periodic settlements and accruals on non-hedge derivative instruments	-	-	2	5	10
Contract benefits	(488)	(490)	(498)	(471)	(458)
Interest credited to contractholder funds	(291)	(301)	(302)	(315)	(336)
Amortization of deferred policy acquisition costs	(74)	(80)	(109)	(65)	(76)
Operating costs and expenses	(118)	(145)	(132)	(140)	(148)
Restructuring and related charges	(2)	-	(4)	(1)	(2)
Income tax expense on operations	(85)	(71)	(47)	(68)	(60)

Operating income	189	160	127	157	144

Realized capital gains and losses, after-tax	-	9	(12)	37	12
Valuation changes on embedded derivatives that are not hedged, after-tax	(11)	(3)	(10)	3	(6)
DAC and DSI amortization relating to realized capital gains and losses and valuation changes on embedded derivatives that are not hedged, after-tax	-	(3)	1	(4)	1
DAC and DSI unlocking relating to realized capital gains and losses, after-tax	-	-	7	-	-
Reclassification of periodic settlements and accruals on non-hedge derivative instruments, after-tax	-	-	(1)	(4)	(6)
(Loss) gain on disposition of operations, after-tax	(16)	(44)	(472)	1	1

Net income (loss) available to common shareholders (1)	$162	$119	$(360)	$190	$146

(1)

Net income available to common shareholders relating to the Lincoln Benefit Life business being sold was approximately $28 million in the three months ended March 31, 2014 and $143 million in the twelve months ended December 31, 2013.

ALLSTATE FINANCIAL

RETURN ON ATTRIBUTED EQUITY

($ in millions)

	Twelve months ended

	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,
	2014	2013	2013	2013	2013
Return on Attributed Equity

Numerator:

Net income available to common shareholders(1)	$111	$95	$142	$633	$575

Denominator:

Beginning attributed equity (2)	$8,617	$8,446	$8,291	$7,737	$7,475
Ending attributed equity	7,812	7,273	7,819	8,224	8,617

Average attributed equity (3)	$8,215	$7,860	$8,055	$7,981	$8,046

Return on attributed equity	1.4%	1.2%	1.8%	7.9%	7.1%

Operating Income Return on Attributed Equity

Numerator:
Operating income (1)	$633	$588	$572	$542	$523

Denominator:

Beginning attributed equity (2)	$8,617	$8,446	$8,291	$7,737	$7,475
Unrealized net capital gains and losses	1,702	1,678	1,666	1,240	1,073
Adjusted ending attributed equity	6,915	6,768	6,625	6,497	6,402

Ending attributed equity	7,812	7,273	7,819	8,224	8,617
Unrealized net capital gains and losses	1,280	946	1,076	1,120	1,702
Adjusted ending attributed equity	6,532	6,327	6,743	7,104	6,915

Average adjusted attributed equity (3)	$6,724	$6,548	$6,684	$6,801	$6,659

Operating income return on attributed equity	9.4%	9.0%	8.6%	8.0%	7.9%

(1)	Net income available to common shareholders and operating income reflect a trailing twelve-month period.
(2)	Allstate Financial attributed equity is the sum of equity for Allstate Life Insurance Company and the applicable equity for Allstate Financial Insurance Holdings Corporation.
(3)

Average attributed equity and average adjusted attributed equity are determined using a two-point average, with the beginning and ending attributed equity and adjusted attributed equity, respectively, for the twelve-month period as data points.

THE ALLSTATE CORPORATION

ALLSTATE FINANCIAL PREMIUMS AND CONTRACT CHARGES

($ in millions)

	Three months ended

	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,
	2014	2013	2013	2013	2013
PREMIUMS AND CONTRACT CHARGES - BY PRODUCT

Underwritten Products
Traditional life insurance premiums	$127	$136	$120	$119	$116
Accident and health insurance premiums	195	181	180	179	180
Interest-sensitive life insurance contract charges	274	273	272	268	273
	596	590	572	566	569
Annuities
Immediate annuities with life contingencies premiums	5	15	6	9	7
Other fixed annuity contract charges	6	5	6	4	3
	11	20	12	13	10
Total	$607	$610	$584	$579	$579

PREMIUMS AND CONTRACT CHARGES - BY DISTRIBUTION CHANNEL

Allstate agencies (1)	$291	$294	$283	$281	$276
Workplace enrolling agents	204	195	195	189	188
Other (2)	112	121	106	109	115
Total	$607	$610	$584	$579	$579

PREMIUMS AND CONTRACT CHARGES - BY PRODUCT INCLUDED IN LINCOLN BENEFIT LIFE COMPANY SALE (3)

Underwritten Products
Traditional life insurance premiums	$6	$7	$4	$6	$5
Accident and health insurance premiums	6	7	6	5	6
Interest-sensitive life insurance contract charges	71	73	71	70	74
	83	87	81	81	85
Annuities
Immediate annuities with life contingencies premiums	-	-	-	-	-
Other fixed annuity contract charges	2	2	2	1	2
	2	2	2	1	2
Total	$85	$89	$83	$82	$87

ISSUED LIFE INSURANCE POLICIES BY DISTRIBUTION CHANNEL(4)

Allstate agencies (1)	31,220	42,286	35,537	34,074	36,421
Other	-	146	447	618	879
Total	31,220	42,432	35,984	34,692	37,300

ALLSTATE BENEFITS NEW BUSINESS WRITTEN PREMIUMS (5)	$52	$164	$59	$64	$52

(1)	Includes products directly sold through call centers and internet.
(2)	Primarily represents independent master brokerage agencies, and to a lesser extent, specialized brokers.
(3)	Amounts are included in counts above.
(4)	Excludes Allstate Benefits and non-proprietary products.
(5)

New business written premiums reflect annualized premiums at initial customer enrollment (including new accounts and new employees or policies of existing accounts), reduced by an estimate for certain policies that are expected to lapse. A significant portion of Allstate Benefits business is seasonally written in the fourth quarter during many clients’ annual employee benefits enrollment.

THE ALLSTATE CORPORATION

CHANGE IN CONTRACTHOLDER FUNDS

($ in millions)

	Three months ended

	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,
	2014	2013	2013	2013	2013

Contractholders funds, beginning balance	$24,304	$24,476	$36,357	$38,807	$39,319
Contractholders funds classified as held for sale, beginning balance	10,945	11,283	-	-	-
Total contractholders funds, including those classified as held for sale	35,249	35,759	36,357	38,807	39,319

Deposits
Interest-sensitive life insurance	318	334	330	328	386
Fixed annuities	127	276	218	281	287
Total deposits	445	610	548	609	673

Interest credited	308	310	321	314	350

Benefits, withdrawals, maturities and other adjustments
Benefits	(380)	(349)	(392)	(399)	(395)
Surrenders and partial withdrawals	(712)	(756)	(807)	(845)	(891)
Maturities of and interest payments on institutional products	-	-	(1)	(1,797)	(1)
Contract charges	(281)	(282)	(279)	(274)	(277)
Net transfers from separate accounts	3	4	2	5	1
Other adjustments	18	(47)	10	(63)	28
Total benefits, withdrawals, maturities and other adjustments	(1,352)	(1,430)	(1,467)	(3,373)	(1,535)

Contractholder funds classified as held for sale, ending balance	(10,661)	(10,945)	(11,283)	-	-

Contractholder funds, ending balance	$23,989	$24,304	$24,476	$36,357	$38,807

THE ALLSTATE CORPORATION

ALLSTATE FINANCIAL ANALYSIS OF NET INCOME

($ in millions)

	Three months ended

	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,
	2014	2013	2013	2013	2013

Benefit spread
Premiums	$327	$332	$306	$307	$303
Cost of insurance contract charges (1)	187	184	182	179	180
Contract benefits excluding the implied interest on immediate annuities with life contingencies (2)	(358)	(359)	(365)	(341)	(325)
Total benefit spread	156	157	123	145	158

Investment spread
Net investment income	640	637	633	633	635
Implied interest on immediate annuities with life contingencies (2)	(130)	(131)	(133)	(130)	(133)
Interest credited to contractholder funds	(307)	(305)	(317)	(311)	(345)
Total investment spread	203	201	183	192	157

Surrender charges and contract maintenance expense fees (1)	93	94	96	93	96
Realized capital gains and losses	1	14	(16)	57	19
Amortization of deferred policy acquisition costs	(74)	(85)	(97)	(71)	(75)
Operating costs and expenses	(118)	(145)	(132)	(140)	(148)
Restructuring and related charges	(2)	-	(4)	(1)	(2)
(Loss) gain on disposition of operations	(59)	(44)	(646)	1	2
Income tax (expense) benefit	(38)	(73)	133	(86)	(61)

Net income(loss) available to common shareholders	$162	$119	$(360)	$190	$146

Benefit spread by product group
Life insurance	$74	$101	$60	$75	$86
Accident and health insurance	102	78	85	86	89
Annuities	(20)	(22)	(22)	(16)	(17)
Total benefit spread	$156	$157	$123	$145	$158

Investment spread by product group
Annuities and institutional products	$110	$95	$100	$88	$59
Life insurance	30	28	25	25	27
Accident and health insurance	7	6	6	7	6
Net investment income on investments supporting capital	73	75	69	67	74
Investment spread before valuation changes on embedded derivatives that are not hedged	220	204	200	187	166
Valuation changes on derivatives embedded in equity- indexed annuity contracts that are not hedged	(17)	(3)	(17)	5	(9)
Total investment spread	$203	$201	$183	$192	$157

(1) Reconciliation of contract charges
Cost of insurance contract charges	$187	$184	$182	$179	$180
Surrender charges and contract maintenance expense fees	93	94	96	93	96
Total contract charges	$280	$278	$278	$272	$276

(2) Reconciliation of contract benefits
Contract benefits excluding the implied interest on immediate annuities with life contingencies	$(358)	$(359)	$(365)	$(341)	$(325)
Implied interest on immediate annuities with life contingencies	(130)	(131)	(133)	(130)	(133)
Total contract benefits	$(488)	$(490)	$(498)	$(471)	$(458)

THE ALLSTATE CORPORATION

ALLSTATE FINANCIAL WEIGHTED AVERAGE INVESTMENT SPREADS

	Three months ended March 31, 2014 (1)			Three months ended March 31, 2013

	Weighted average	Weighted average	Weighted average	Weighted average	Weighted average	Weighted average
	investment yield	interest crediting rate	investment spreads	investment yield	interest crediting rate	investment spreads

Interest-sensitive life insurance	5.1%	3.8%	1.3%	5.2%	3.9%	1.3%
Deferred fixed annuities and institutional products	4.5	2.9	1.6	4.6	3.1	1.5
Immediate fixed annuities with and without life contingencies	7.5	5.9	1.6	6.3	6.0	0.3
Investments supporting capital, traditional life and other products	4.0	n/a	n/a	4.0	n/a	n/a

(1) For purposes of these calculations, investments, reserves and contractholder funds classified as held for sale are included.

THE ALLSTATE CORPORATION

ALLSTATE FINANCIAL SUPPLEMENTAL PRODUCT INFORMATION

($ in millions)

	As of March 31, 2014		Twelve months ended March 31, 2014		Operating income return on attributed equity (%)
		Attributed equity			Twelve months ended
	Reserves and	excluding unrealized			March	Dec.	Sept.	June	March
	Contractholder funds (7)	capital gains/losses (3)(4)	Operating income (5)		2014	2013 (8)	2013 (8)	2013	2013

Underwritten products
Life insurance	$14,481	$2,778	$251		9.0%	9.4%	8.4%	8.6%	8.9%
Accident and health insurance	2,170	667	93		14.7	14.8	15.6	15.4	13.5
Subtotal	16,651	3,445	344		10.1	10.4	9.7	9.8	9.8
Annuities and institutional products:
Immediate Annuities:
Sub-standard structured settlements and group pension terminations (1)	5,085	1,030	8		0.7	(0.5)	(1.4)	(1.8)	(1.9)
Standard structured settlements and SPIA (2)	7,590	539	71		13.2	9.5	7.8	5.5	5.1
Subtotal	12,675	1,569	79		5.0	3.0	1.7	0.7	0.4
Deferred Annuities	19,670	1,511	210		12.3	12.0	12.5	11.3	10.9
Institutional products	89	7	-
Subtotal	32,434	3,087	289		8.7	7.6	7.4	6.2	6.0
Total Allstate Financial (6)	$49,085	$6,532	$633		9.4	9.0	8.6	8.0	7.9

	Three months ended March 31, 2014
	Life	Accident and	Annuities and	Allstate
	insurance	health insurance	institutional products	Financial

Operating income	$78	$27	$84	$189
Realized capital gains and losses, after-tax	-	-	-	-
Valuation changes on embedded derivatives that are not hedged, after-tax	-	-	(11)	(11)
DAC and DSI amortization relating to realized capital gains and losses and valuation changes on embedded derivatives that are not hedged, after-tax	-	-	-	-
DAC and DSI unlocking relating to realized capital gains and losses, after-tax	-	-	-	-
Reclassification of periodic settlements and accruals on non-hedge derivative instruments, after-tax	-	-	-	-
(Loss) gain on disposition of operations, after-tax	(7)	-	(9)	(16)
Net income available to common shareholders	$71	$27	$64	$162

(1)                 Structured settlement annuities for annuitants with severe injuries or other health impairments which significantly reduced their life expectancy at the time the annuity was issued and group annuity contracts issued to sponsors of terminated pension plans.

(2)                 Life-contingent structured settlement annuities for annuitants with standard life expectancy, period certain structured settlements and single premium immediate annuities with and without life contingencies.

(3)                 Total Allstate Financial attributed equity is the sum of equity for Allstate Life Insurance Company and the applicable equity for Allstate Financial Insurance Holdings Corporation.

(4)                 Attributed equity is allocated to each product line based on statutory capital adjusted for GAAP reporting differences and the amount of capital held in Allstate Financial may vary from economic capital. The calculation of statutory capital by product incorporates internal factors for invested asset risk, insurance risk (mortality and morbidity), interest rate risk and business risk.  Due to the unavailability of final statutory financial statements at the time we release our GAAP financial results, the allocation is derived from prior quarter statutory capital.  Statutory capital is adjusted for appropriate GAAP accounting differences.  Changes in internal capital factors, investment portfolio mix and risk as well as changes in GAAP and statutory reporting differences will result in changes to the allocation of attributed equity to products.

(5)                 Product line operating income includes allocation of income on investments supporting capital. Operating income reflects a trailing twelve-month period.

(6)                 Reserves and contractholder funds included with the sale of Lincoln Benefit Life Company transaction and the attributed equity comprise 29% of life insurance and 36% of deferred annuity. Accident and health insurance reserves (long-term care) included with the sale have attributed equity of approximately $30 million and are mostly reinsured with a third party.

(7)                 Includes reserves and contractholder funds classified as held for sale.

(8)                 To conform to current period presentation, certain percentages have been restated.

THE ALLSTATE CORPORATION

ALLSTATE FINANCIAL INSURANCE POLICIES AND ANNUITIES IN FORCE (1)

(in thousands)

	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,
	2014	2013	2013	2013	2013
ALLSTATE FINANCIAL INSURANCE POLICIES AND ANNUITIES IN FORCE BY PRODUCT

Underwritten products
Life insurance	$2,588	$2,567	$2,572	$2,574	$2,572
Accident and health insurance	2,593	2,342	2,322	2,322	2,338
	5,181	4,909	4,894	4,896	4,910

Annuities
Deferred annuities	337	346	353	362	373
Immediate annuities	111	112	112	113	114
	448	458	465	475	487

Total	5,629	5,367	5,359	5,371	5,397

ALLSTATE FINANCIAL INSURANCE POLICIES AND ANNUITIES IN FORCE BY SOURCE OF BUSINESS

Allstate Agencies (2)	1,938	1,939	1,938	1,936	1,930
Allstate Benefits	3,040	2,762	2,741	2,741	2,757
Other (3)	651	666	680	694	710

Total	5,629	5,367	5,359	5,371	5,397

INSURANCE POLICIES AND ANNUITIES IN FORCE INCLUDED IN LINCOLN BENEFIT LIFE COMPANY SALE (4)

Life insurance	142	145	148	150	152
Deferred annuities	124	128	132	138	144

Total	$266	$273	$280	$288	$296

(1)                 Allstate Financial insurance policies and annuities in force reflect the number of contracts in force excluding sold blocks of business that remain on the balance sheet due to the dispositions of the business being effected through reinsurance arrangements.  Also excluded are long-term care contracts for which the morbidity risk is 100% reinsured.   Policy counts associated with our voluntary employee benefits group business reflect certificate counts as opposed to group counts.

(2)                 Excludes Allstate Benefits products sold through Allstate Agencies, which are included in the Allstate Benefits line.

(3)                 Primarily business sold by independent master brokerage agencies, banks/broker-dealers and specialized structured settlement brokers.

(4)                 Amounts are included in counts above.

THE ALLSTATE CORPORATION

ALLSTATE LIFE AND RETIREMENT AND ALLSTATE BENEFITS RESULTS AND PRODUCT INFORMATION

($ in millions)

	For the three months ended March 31, 2014			For the three months ended March 31, 2013

			Allstate			Allstate
	Allstate Life and	Allstate	Financial	Allstate Life and	Allstate	Financial
	Retirement	Benefits	Segment	Retirement	Benefits	Segment

Premiums	$131	$196	$327	$122	$181	$303
Contract charges	256	24	280	253	23	276
Net investment income	622	18	640	617	18	635
Periodic settlements and accruals on non-hedge derivative instruments	-	-	-	10	-	10
Contract benefits	(385)	(103)	(488)	(357)	(101)	(458)
Interest credited to contractholder funds	(282)	(9)	(291)	(328)	(8)	(336)
Amortization of deferred policy acquisition costs	(41)	(33)	(74)	(51)	(25)	(76)
Operating costs and expenses	(66)	(52)	(118)	(99)	(49)	(148)
Restructuring and related charges	(2)	-	(2)	(2)	-	(2)
Income tax expense on operations	(71)	(14)	(85)	(46)	(14)	(60)

Operating income	162	27	189	119	25	144

Realized capital gains and losses, after-tax	-	-	-	12	-	12
Valuation changes on embedded derivatives that are not hedged, after-tax	(11)	-	(11)	(6)	-	(6)
DAC and DSI amortization relating to realized capital gains and losses and valuation changes on embedded derivatives that are not hedged, after-tax	-	-	-	1	-	1
Reclassification of periodic settlements and accruals on non-hedge derivative instruments, after-tax	-	-	-	(6)	-	(6)
(Loss) gain on disposition of operations, after-tax	(16)	-	(16)	1	-	1

Net income	$135	$27	$162	$121	$25	$146

Premiums and Contract Charges - by Product

Underwritten Product
Traditional life insurance premiums	$120	$7	$127	$109	$7	$116
Accident and health insurance premiums	6	189	195	6	174	180
Interest-sensitive life insurance contract charges	250	24	274	250	23	273
	376	220	596	365	204	569
Annuities
Immediate annuities with life contingencies premiums	5	-	5	7	-	7
Other fixed annuity contract charges	6	-	6	3	-	3
	11	-	11	10	-	10
Total life and annuity premiums and contract charges	$387	$220	$607	$375	$204	$579

Benefit Spread by Product Group
Life Insurance	$71	$3	$74	$84	$2	$86
Accident and health insurance	(1)	103	102	(2)	91	89
Annuities	(20)	-	(20)	(17)	-	(17)
Total benefit spread	$50	$106	$156	$65	$93	$158

Investment Spread by Product Group
Annuities and institutional products	$110	$-	$110	$59	$-	$59
Life insurance	28	2	30	23	4	27
Accident and health insurance	4	3	7	3	3	6
Net investment income on investments supporting capital	69	4	73	71	3	74
Investment spread before valuation changes on embedded derivatives that are not hedged derivatives that are not hedged	211	9	220	156	10	166
Valuation changes on derivatives embedded in equity- indexed annuity contracts that are not hedged	(17)	-	(17)	(9)	-	(9)
Total investment spread	$194	$9	$203	$147	$10	$157

THE ALLSTATE CORPORATION

CORPORATE AND OTHER RESULTS

($ in millions)

	Three months ended

	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,
	2014	2013	2013	2013	2013

Net investment income	$7	$7	$8	$8	$7
Operating costs and expenses	(95)	(258)	(159)	(106)	(95)
Income tax benefit on operations	32	90	58	37	35
Preferred stock dividends	(13)	(11)	(6)	-	-

Operating loss	(69)	(172)	(99)	(61)	(53)

Realized capital gains and losses, after-tax	1	(1)	1	-	-
Loss on extinguishment of debt, after-tax	-	(1)	(6)	(312)	-
Postretirement benefits curtailment gain, after-tax	-	-	118	-	-
Net (loss) income available to common shareholders	$(68)	$(174)	$14	$(373)	$(53)

THE ALLSTATE CORPORATION

INVESTMENTS

($ in millions)

	PROPERTY-LIABILITY					ALLSTATE FINANCIAL (1)

	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,
	2014	2013	2013	2013	2013	2014	2013	2013	2013	2013

Fixed income securities, at fair value:
Tax-exempt	$4,618	$4,711	$5,484	$5,754	$6,470	$2	$2	$1	$2	$2
Taxable	24,223	24,867	22,920	22,359	22,635	30,057	29,646	30,216	41,347	45,176
Equity securities, at fair value	4,341	4,396	4,156	3,932	4,037	956	701	656	573	402
Mortgage loans	403	429	431	479	488	4,069	4,292	4,386	5,934	5,946
Limited partnership interests	2,900	2,898	3,043	2,991	2,994	2,121	2,064	2,044	1,946	1,933
Short-term, at fair value	894	1,002	1,056	1,182	1,171	870	668	629	821	1,391
Other	1,528	1,335	1,102	813	600	1,635	1,732	1,672	1,958	2,003
Total	$38,907	$39,638	$38,192	$37,510	$38,395	$39,710	$39,105	$39,604	$52,581	$56,853

Fixed income securities, at amortized cost:
Tax-exempt	$4,521	$4,625	$5,367	$5,617	$6,168	$2	$2	$1	$2	$2
Taxable	23,696	24,424	22,464	21,930	21,721	28,130	28,295	28,648	39,371	41,582
Ratio of fair value to amortized cost	102.2%	101.8%	102.1%	102.1%	104.4%	106.8%	104.8%	105.5%	105.0%	108.6%
Equity securities, at cost	$3,737	$3,866	$3,769	$3,702	$3,449	$838	$607	$601	$535	$328
Short-term, at amortized cost	894	1,002	1,056	1,182	1,171	870	668	629	821	1,391

	CORPORATE AND OTHER					CONSOLIDATED

	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	March 31,	Dec. 31,	Sept 30,	June 30,	March 31,
	2014	2013	2013	2013	2013	2014	2013	2013	2013	2013

Fixed income securities, at fair value:
Tax-exempt	$558	$570	$576	$578	$604	$5,178	$5,283	$6,061	$6,334	$7,076
Taxable	1,703	1,114	1,098	999	919	55,983	55,627	54,234	64,705	68,730
Equity securities, at fair value	-	-	-	-	-	5,297	5,097	4,812	4,505	4,439
Mortgage loans	-	-	-	-	-	4,472	4,721	4,817	6,413	6,434
Limited partnership interests	3	5	4	4	4	5,024	4,967	5,091	4,941	4,931
Short-term, at fair value	809	723	1,009	643	607	2,573	2,393	2,694	2,646	3,169
Other	-	-	-	-	-	3,163	3,067	2,774	2,771	2,603
Total	$3,073	$2,412	$2,687	$2,224	$2,134	$81,690	$81,155	$80,483	$92,315	$97,382

Fixed income securities, at amortized cost:
Tax-exempt	$538	$552	$556	$558	$572	$5,061	$5,179	$5,924	$6,177	$6,742
Taxable	1,700	1,110	1,093	997	912	53,526	53,829	52,205	62,298	64,215
Ratio of fair value to amortized cost	101.0%	101.3%	101.5%	101.4%	102.6%	104.4%	103.2%	103.7%	103.7%	106.8%
Equity securities, at cost	$-	$-	$-	$-	$-	$4,575	$4,473	$4,370	$4,237	$3,777
Short-term, at amortized cost	809	723	1,009	643	607	2,573	2,393	2,694	2,646	3,169

(1)                     Excludes investments classified as held for sale that totaled $11.5 billion, $12.0 billion and $12.2 billion as of March 31, 2014, December 31, 2013 and September 30, 2013 respectively.

THE ALLSTATE CORPORATION

INVESTMENT PORTFOLIO DETAILS

($ in millions)

	Financial statement classification as of March 31, 2014

				Limited
	Fixed income	Equity	Mortgage	partnership	Short-
	securities	securities	loans	interests	term	Other (1)	Total

Infrastructure and real assets
Infrastructure and real assets - debt	$10,676	$-	$-	$-	$-	$-	$10,676
Infrastructure and real assets - equity	-	671	-	533	-	-	1,204
Infrastructure and real assets - other	-	-	-	-	-	169	169
	10,676	671	-	533	-	169	12,049
Real estate
Real estate - debt	2,221	-	4,472	-	-	-	6,693
Real estate - equity	-	48	-	1,577	-	116	1,741
Tax credit funds	-	-	-	622	-	-	622
	2,221	48	4,472	2,199	-	116	9,056
Consumer goods (cyclical and non-cyclical)	9,403	865	-	-	-	-	10,268

Banking & financial services
Banking	3,374	148	-	-	-	-	3,522
Financial services	3,074	249	-	-	-	-	3,323
Credit card and student loan ABS	597	-	-	-	-	-	597
Consumer auto ABS	775	-	-	-	-	-	775
	7,820	397	-	-	-	-	8,217
Municipal - General obligation, revenue and taxable	8,716	-	-	-	-	-	8,716
Government & agencies
U.S. government and agencies	3,806	-	-	-	677	-	4,483
Foreign government	1,410	-	-	-	-	-	1,410
	5,216	-	-	-	677	-	5,893
Technology and communications
Communications	2,984	298	-	-	-	-	3,282
Technology	2,437	440	-	-	-	-	2,877
	5,421	738	-	-	-	-	6,159
Capital goods	4,401	336	-	-	-	-	4,737
Basic & other industries
Basic industry	2,415	245	-	-	-	-	2,660
Other industries	744	-	-	-	-	-	744
	3,159	245	-	-	-	-	3,404
Transportation	1,676	103	-	-	-	-	1,779
ABS other	2,125	-	-	-	-	-	2,125
Private equity	-	-	-	2,141	-	-	2,141
Emerging markets
Fixed income funds	-	551	-	-	-	-	551
Foreign government	327		-	-	-	-	327
Equity index based funds	-	233	-	-	-	-	233
	327	784	-	-	-	-	1,111
Other equity market index based funds	-	1,110	-	-	-	-	1,110
Other funds	-	-	-	151	-	-	151
Other	-	-	-	-	1,896	2,878	4,774
Total investments	$61,161	$5,297	$4,472	$5,024	$2,573	$3,163	$81,690

(1)           Other includes derivatives, policy loans, agent loans and bank loans.

THE ALLSTATE CORPORATION

LIMITED PARTNERSHIP INVESTMENTS

($ in millions)

	As of or for the three months ended

	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,
	2014	2013	2013	2013	2013
Investment position
Accounting basis
Cost method	$1,346	$1,443	$1,435	$1,441	$1,425
Equity method (1)	3,678	3,524	3,656	3,500	3,506
Total	$5,024	$4,967	$5,091	$4,941	$4,931

Cost method-fair value (2)	$1,764	$1,835	$1,806	$1,795	$1,748

Underlying investment
Private equity / debt funds	$2,674	$2,562	$2,485	$2,457	$2,423
Real estate funds	1,577	1,687	1,666	1,658	1,635
Other (3)	773	718	940	826	873
Total	$5,024	$4,967	$5,091	$4,941	$4,931

Segment
Property-Liability	$2,900	$2,898	$3,043	$2,991	$2,994
Allstate Financial	2,121	2,064	2,044	1,946	1,933
Corporate and Other	3	5	4	4	4
Total	$5,024	$4,967	$5,091	$4,941	$4,931

Total Income
Accounting basis
Cost method	$50	$80	$48	$45	$26
Equity method	92	122	58	81	81
Total	$142	$202	$106	$126	$107

Underlying investment
Private equity / debt funds	$106	$140	$68	$58	$68
Real estate funds	38	61	49	77	34
Other	(2)	1	(11)	(9)	5
Total	$142	$202	$106	$126	$107

Segment
Property-Liability	$75	$130	$69	$89	$77
Allstate Financial	67	71	37	37	30
Corporate and Other	-	1	-	-	-
Total	$142	$202	$106	$126	$107

(1)                 As of March 31, 2014, valuations of EMA limited partnerships include approximately $508 million of cumulative pre-tax appreciation that has been recognized in earnings but has not been distributed to investors.

(2)                 The fair value of cost method limited partnerships is determined using reported net asset values of the underlying funds.

(3)                 Includes tax credit and other funds.

THE ALLSTATE CORPORATION

UNREALIZED NET CAPITAL GAINS AND LOSSES ON SECURITY PORTFOLIO BY TYPE

($ in millions)

	March 31, 2014			December 31, 2013			September 30, 2013
	Unrealized net capital gains and losses	Fair value	Fair value as a percent of amortized cost (1)	Unrealized net capital gains and losses	Fair value	Fair value as a percent of amortized cost (1)	Unrealized net capital gains and losses	Fair value	Fair value as a percent of amortized cost (1)
Fixed income securities
U.S. government and agencies	$132	$3,806	103.6	$122	$2,913	104.4	$156	$2,881	105.7
Municipal	421	8,716	105.1	277	8,723	103.3	365	9,611	103.9
Corporate	1,743	41,159	104.4	1,272	40,603	103.2	1,412	39,697	103.7
Foreign government	96	1,737	105.9	88	1,824	105.1	108	1,939	105.9
Asset-backed securities (“ABS”)	38	3,497	101.1	27	4,518	100.6	32	3,421	100.9
Residential mortgage-backed securities (“RMBS”)	93	1,438	106.9	71	1,474	105.1	57	1,844	103.2
Commercial mortgage-backed securities (“CMBS”)	47	783	106.4	41	829	105.2	31	875	103.7
Redeemable preferred stock	4	25	119.0	4	26	118.2	5	27	122.7
Total fixed income securities	2,574	61,161	104.4	1,902	60,910	103.2	2,166	60,295	103.7

Equity securities	722	5,297	115.8	624	5,097	114.0	442	4,812	110.1
Short-term investments	-	2,573	100.0	-	2,393	100.0	-	2,694	100.0
Derivatives	(19)	169	n/a	(18)	269	n/a	(19)	217	n/a
EMA limited partnership interests (2)	(4)	n/a	n/a	(3)	n/a	n/a	(3)	n/a	n/a
Investments classified as held for sale	327	n/a	n/a	190	n/a	n/a	244	n/a	n/a
Unrealized net capital gains and losses, pre-tax	$3,600			$2,695			$2,830

Amounts recognized for:
Insurance reserves (3)	(134)			-			-
DAC and DSI (4)	(245)			(158)			(189)
Amounts recognized	(379)			(158)			(189)
Deferred income taxes	(1,130)			(891)			(927)
Unrealized net capital gains and losses, after-tax	$2,091			$1,646			$1,714

	June 30, 2013			March 31, 2013			December 31, 2012
	Unrealized net capital gains and losses	Fair value	Fair value as a percent of amortized cost (1)	Unrealized net capital gains and losses	Fair value	Fair value as a percent of amortized cost (1)	Unrealized net capital gains and losses	Fair value	Fair value as a percent of amortized cost (1)
Fixed income securities
U.S. government and agencies	$203	$3,204	106.8	$297	$4,257	107.5	$326	$4,713	107.4
Municipal	496	10,716	104.9	929	11,862	108.5	930	13,069	107.7
Corporate	1,647	47,616	103.6	3,300	49,567	107.1	3,594	48,537	108.0
Foreign government	125	2,224	106.0	200	2,365	109.2	227	2,517	109.9
ABS	9	3,476	100.3	18	3,597	100.5	1	3,624	100.0
RMBS	62	2,485	102.6	65	2,750	102.4	32	3,032	101.1
CMBS	18	1,291	101.4	36	1,381	102.7	(12)	1,498	99.2
Redeemable preferred stock	4	27	117.4	4	27	117.4	4	27	117.4
Total fixed income securities	2,564	71,039	103.7	4,849	75,806	106.8	5,102	77,017	107.1

Equity securities	268	4,505	106.3	662	4,439	117.5	460	4,037	112.9
Short-term investments	-	2,646	100.0	-	3,169	100.0	-	2,336	100.0
Derivatives	(12)	200	n/a	(19)	223	n/a	(22)	133	n/a
EMA limited partnership interests (2)	-	n/a	n/a	8	n/a	n/a	7	n/a	n/a
Investments classified as held for sale	-	n/a	n/a	-	n/a	n/a	-	n/a	n/a
Unrealized net capital gains and losses, pre-tax	$2,820			$5,500			$5,547

Amounts recognized for:
Insurance reserves (3)	(76)			(623)			(771)
DAC and DSI (4)	(199)			(404)			(412)
Amounts recognized	(275)			(1,027)			(1,183)
Deferred income taxes	(894)			(1,568)			(1,530)
Unrealized net capital gains and losses, after-tax	$1,651			$2,905			$2,834

(1)	The comparison of percentages from period to period may be distorted by investment transactions such as sales, purchases and impairment write-downs.
(2)

Unrealized net capital gains and losses for limited partnership interest represent the Company’s share of Equity Method of Accounting (“EMA”) limited partnerships’ other comprehensive income. Fair value and amortized cost are not applicable.

(3)

The insurance reserves adjustment represents the amount by which the reserve balance would increase if the net unrealized gains in the applicable product portfolios were realized and reinvested at current lower interest rates, resulting in a premium deficiency. Although we evaluate premium deficiencies on the combined performance of our life insurance and immediate annuities with life contingencies, the adjustment primarily relates to structured settlement annuities with life contingencies, in addition to annuity buy-outs and certain payout annuities with life contingencies.

(4)

The DAC and DSI adjustment balance represents the amount by which the amortization of DAC and DSI would increase or decrease if the unrealized gains or losses in the respective product portfolios were realized.

THE ALLSTATE CORPORATION

NET INVESTMENT INCOME, YIELDS AND REALIZED CAPITAL GAINS AND LOSSES (PRE-TAX)

($ in millions)

	Three months ended

	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,
	2014	2013	2013	2013	2013
NET INVESTMENT INCOME
Fixed income securities	$705	$698	$721	$740	$762
Equity securities	28	55	30	39	25
Mortgage loans	81	82	99	93	98
Limited partnership interests	142	202	106	126	107
Short-term	1	1	1	1	2
Other	42	41	44	39	37
Sub-total	999	1,079	1,001	1,038	1,031
Less: Investment expense	(40)	(53)	(51)	(54)	(48)
Net investment income	$959	$1,026	$950	$984	$983

PRE-TAX YIELDS (1)
Fixed income securities	4.1%	4.1%	4.2%	4.2%	4.3%
Equity securities	2.5	4.9	2.8	3.9	2.8
Mortgage loans	5.4	5.3	6.2	5.8	6.0
Limited partnership interests	11.4	15.9	8.6	10.2	8.7
Total portfolio	4.5	4.8	4.5	4.6	4.5

REALIZED CAPITAL GAINS AND LOSSES (PRE-TAX) BY TRANSACTION TYPE
Impairment write-downs	$(16)	$(11)	$(18)	$(33)	$(10)
Change in intent write-downs	(65)	(19)	(70)	(27)	(27)
Net other-than-temporary impairment losses recognized in earnings	(81)	(30)	(88)	(60)	(37)
Sales	147	180	59	408	172
Valuation of derivative instruments	(4)	(5)	-	3	(4)
Settlements of derivative instruments	(8)	(3)	(12)	11	-
Total	$54	$142	$(41)	$362	$131

TOTAL RETURN ON INVESTMENT PORTFOLIO (2)	2.1%	1.1%	1.0%	(1.5)%	1.2%

AVERAGE INVESTMENT BALANCES (in billions) (3)	$78.5	$90.1	$89.7	$90.7	$91.8

(1)                      Pre-tax yields are calculated as annualized investment income before investment expense (including dividend income in the case of equity securities) divided by the average of investment balances at the end of each quarter during the year.  Investment balances, for purposes of the pre-tax yield calculation, exclude unrealized capital gains and losses. Amounts related to investments classified as held for sale were excluded from the pre-tax yield calculation in first quarter 2014 and were included in the pre-tax yield calculation in 2013.

(2)                      Total return on investment portfolio is calculated from GAAP results including the total of net investment income, realized capital gains and losses, the change in unrealized net capital gains and losses, and the change in the difference between fair value and carrying value of mortgage loans and cost method limited partnerships, divided by the average fair value balances. Amounts related to investments classified as held for sale were excluded from the total return calculation in first quarter 2014 and were included in the total return calculation in 2013.

(3)                      Average investment balances for the quarter are calculated as the average of the current and prior quarter investment balances. Year-to-date average investment balances are calculated as the average of investment balances at the beginning of the year and the end of each quarter during the year.  For purposes of the average investment balances calculation, unrealized capital gains and losses are excluded. Amounts related to investments classified as held for sale were excluded from average investment balances calculation in first quarter 2014 and were included in the average investment balances calculation in 2013.

THE ALLSTATE CORPORATION

PROPERTY-LIABILITY

NET INVESTMENT INCOME, YIELDS AND REALIZED CAPITAL GAINS AND LOSSES (PRE-TAX)

($ in millions)

	Three months ended

	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,
	2014	2013	2013	2013	2013
NET INVESTMENT INCOME
Fixed income securities:
Tax-exempt	$31	$35	$44	$53	$61
Taxable	184	178	175	178	188
Equity securities	23	51	26	36	23
Mortgage loans	5	4	6	5	5
Limited partnership interests (1)	75	130	69	89	77
Short-term	1	1	1	-	1
Other	14	11	11	8	8
Subtotal	333	410	332	369	363
Less: Investment expense	(21)	(28)	(23)	(26)	(22)
Net investment income	$312	$382	$309	$343	$341
Net investment income, after-tax	$225	$273	$225	$259	$241

PRE-TAX YIELDS (2)
Fixed income securities:
Tax-exempt	2.7%	2.8%	3.2%	3.6%	3.7%
Equivalent yield for tax-exempt	3.9	4.1	4.7	5.2	5.4
Taxable	3.1	3.0	3.2	3.3	3.5
Equity securities	2.5	5.3	2.8	4.0	2.8
Mortgage loans	4.3	4.1	4.4	4.2	4.3
Limited partnership interests	10.3	17.4	9.3	11.8	10.4
Total portfolio	3.5	4.3	3.6	4.0	4.0

REALIZED CAPITAL GAINS AND LOSSES (PRE-TAX) BY ASSET TYPE
Fixed income securities:
Tax-exempt	$4	$35	$14	$39	$47
Taxable	36	44	21	17	43
Equity securities	20	58	(56)	252	28
Limited partnership interests	7	(1)	2	(5)	5
Derivatives and other	(14)	(8)	(7)	2	(11)
Total	$53	$128	$(26)	$305	$112

REALIZED CAPITAL GAINS AND LOSSES (PRE-TAX) BY TRANSACTION TYPE
Impairment write-downs	$(12)	$(6)	$(8)	$(17)	$(8)
Change in intent write-downs	(60)	(15)	(63)	(26)	(20)
Net other-than-temporary impairment losses recognized in earnings	(72)	(21)	(71)	(43)	(28)
Sales	139	157	52	346	151
Valuation of derivative instruments	(7)	(5)	5	(3)	-
Settlements of derivative instruments	(7)	(3)	(12)	5	(11)
Total	$53	$128	$(26)	$305	$112

AVERAGE INVESTMENT BALANCES (in billions) (3)	$38.1	$37.9	$37.0	$36.7	$36.5

(1)                 As of March 31, 2014, Property-Liability has commitments to invest in additional limited partnership interests totaling $1.40 billion.

(2)                 Pre-tax yields are calculated as annualized investment income before investment expense (including dividend income in the case of equity securities) divided by the average of investment balances at the end of each quarter during the year.  Investment balances, for purposes of the pre-tax yield calculation, exclude unrealized capital gains and losses.

(3)                 Average investment balances for the quarter are calculated as the average of the current and prior quarter investment balances. Year-to-date average investment balances are calculated as the average of investment balances at the beginning of the year and the end of each quarter during the year.  For purposes of the average investment balances calculation, unrealized capital gains and losses are excluded.

THE ALLSTATE CORPORATION

ALLSTATE FINANCIAL

NET INVESTMENT INCOME, YIELDS AND REALIZED CAPITAL GAINS AND LOSSES (PRE-TAX)

($ in millions)

	Three months ended

	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,
	2014	2013	2013	2013	2013

NET INVESTMENT INCOME
Fixed income securities	$484	$480	$497	$503	$506
Equity securities	5	4	4	3	2
Mortgage loans	76	78	93	88	93
Limited partnership interests (1)	67	71	37	37	30
Short-term	-	-	-	-	1
Other	26	28	28	30	28
Subtotal	658	661	659	661	660
Less: Investment expense	(18)	(24)	(26)	(28)	(25)
Net investment income	$640	$637	$633	$633	$635
Net investment income, after-tax	$428	$424	$423	$422	$424

PRE-TAX YIELDS (2)
Fixed income securities	5.4%	5.0%	5.1%	5.0%	4.8%
Equity securities	2.4	2.8	2.4	3.0	2.6
Mortgage loans	5.5	5.4	6.4	5.9	6.2
Limited partnership interests	12.8	13.8	7.4	7.8	6.1
Total portfolio	5.7	5.3	5.2	5.1	5.0

REALIZED CAPITAL GAINS AND LOSSES (PRE-TAX) BY ASSET TYPE
Fixed income securities	$(4)	$8	$(12)	$23	$(18)
Equity securities	2	8	5	31	1
Mortgage loans	3	1	(6)	(6)	31
Limited partnership interests	(5)	(3)	-	(3)	-
Derivatives and other	5	-	(3)	12	5
Total	$1	$14	$(16)	$57	$19

REALIZED CAPITAL GAINS AND LOSSES (PRE-TAX) BY TRANSACTION TYPE
Impairment write-downs	$(4)	$(5)	$(10)	$(16)	$(2)
Change in intent write-downs	(5)	(4)	(7)	(1)	(7)
Net other-than-temporary impairment losses recognized in earnings	(9)	(9)	(17)	(17)	(9)
Sales	8	23	6	62	21
Valuation of derivative instruments	3	-	(5)	6	(4)
Settlements of derivative instruments	(1)	-	-	6	11
Total	$1	$14	$(16)	$57	$19

AVERAGE INVESTMENT BALANCES (in billions) (3)	$37.7	$49.7	$50.3	$51.9	$53.2

(1)                 As of March 31, 2014, Allstate Financial has commitments to invest in additional limited partnership interests totaling $1.34 billion.

(2)                 Pre-tax yields are calculated as annualized investment income before investment expense (including dividend income in the case of equity securities) divided by the average of investment balances at the end of each quarter during the year.  Investment balances, for purposes of the pre-tax yield calculation, exclude unrealized capital gains and losses. Amounts related to investments classified as held for sale were excluded from the pre-tax yield calculation in first quarter 2014 and were included in the pre-tax yield calculation in 2013.

(3)                 Average investment balances for the quarter are calculated as the average of the current and prior quarter investment balances. Year-to-date average investment balances are calculated as the average of investment balances at the beginning of the year and the end of each quarter during the year.  For purposes of the average investment balances calculation, unrealized capital gains and losses are excluded. Amounts related to investments classified as held for sale were excluded from average investment balances calculation in first quarter 2014 and were included in the average investment balances calculation in 2013.

THE ALLSTATE CORPORATION

INVESTMENT RESULTS

($ in millions)

	Three months ended

	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,
	2014	2013	2013	2013	2013
Consolidated investment portfolio
Interest-bearing (1)	$71,084	$70,796	$70,423	$82,729	$87,890
Equity/owned (2)	10,606	10,359	10,060	9,586	9,492
Total	$81,690	$81,155	$80,483	$92,315	$97,382

Consolidated portfolio total return (3)
Interest-bearing	1.7%	0.6%	0.8%	(1.4)%	0.8%
Equity/owned	0.4	0.6	0.3	-	0.4
Investment Expenses	-	(0.1)	(0.1)	(0.1)	-
Total	2.1	1.1	1.0	(1.5)	1.2

Consolidated portfolio total return (3)
Income	1.1%	1.1%	1.0%	1.0%	1.0%
Valuation	1.0	-	-	(2.5)	0.2
Total	2.1	1.1	1.0	(1.5)	1.2

Consolidated net investment income
Interest-bearing	$824	$819	$861	$868	$895
Equity/owned	175	260	140	170	136
Investment expenses	(40)	(53)	(51)	(54)	(48)
Total	$959	$1,026	$950	$984	$983

Consolidated Interest-bearing pre-tax yield (4)	4.1%	4.1%	4.3%	4.3%	4.3%

Property-Liability net investment income
Interest-bearing excluding prepayment premiums and litigation proceeds	$219	$218	$229	$234	$246
Prepayment premiums and litigation proceeds	13	9	4	10	15
Total Interest-bearing	232	227	233	244	261
Equity/owned	101	183	99	125	102
Investment expenses	(21)	(28)	(23)	(26)	(22)
Total	312	382	309	343	341
Less: prepayment premiums and litigation proceeds	13	9	4	10	15
Total excluding prepayment premiums and litigation proceeds	$299	$373	$305	$333	$326

Property-Liability interest-bearing pre-tax yield	3.0%	2.9%	3.1%	3.2%	3.5%

Property-Liability interest-bearing pre-tax yield excluding prepayment premiums and litigation proceeds	2.8%	2.8%	3.0%	3.1%	3.3%

Allstate Financial net investment income
Interest-bearing excluding prepayment premiums and litigation proceeds	$556	$569	$584	$591	$599
Prepayment premiums and litigation proceeds	28	15	32	27	27
Total interest-bearing	584	584	616	618	626
Equity/owned	74	77	43	43	34
Investment expenses	(18)	(24)	(26)	(28)	(25)
Total	640	637	633	633	635
Less: prepayment premiums and litigation proceeds	28	15	32	27	27
Total excluding prepayment premiums and litigation proceeds	$612	$622	$601	$606	$608

Allstate Financial interest-bearing pre-tax yield	5.3%	5.0%	5.2%	5.0%	4.9%

Allstate Financial interest-bearing pre-tax yield excluding prepayment premiums and litigation proceeds	5.0%	4.8%	4.9%	4.8%	4.7%

(1)              Includes fixed income securities, mortgage loans, short-term and other investments.

(2)              Includes limited partnership interests, equity securities and real estate.

(3)              Total return on investment portfolio is calculated from GAAP results including the total of net investment income, realized capital gains and losses, the change in unrealized net capital gains and losses, and the change in the difference between fair value and carrying value of mortgage loans and cost method limited partnerships, divided by the average fair value balances.  Amounts related to investments classified as held for sale were excluded from the total return calculation in first quarter 2014 and were included in the total return calculation in 2013.

(4)              Pre-tax interest-bearing yield is calculated as annualized interest-bearing investment income before investment expense divided by the average of interest-bearing investment balances at the end of each quarter during the year.  Interest-bearing investment balances, for purposes of the pre-tax interest-bearing yield calculation, exclude unrealized capital gains and losses. Amounts related to investments classified as held for sale were excluded from the pre-tax interest-bearing yield calculation in first quarter 2014 and were included in the pre-tax interest-bearing yield calculation in 2013.

Definitions of Non-GAAP Measures

We believe that investors’ understanding of Allstate’s performance is enhanced by our disclosure of the following non-GAAP measures.  Our methods for calculating these measures may differ from those used by other companies and therefore comparability may be limited.

Operating income is net income available to common shareholders, excluding:

-

realized capital gains and losses, after-tax, except for periodic settlements and accruals on non-hedge derivative instruments, which are reported with realized capital gains and losses but included in operating income,

-	valuation changes on embedded derivatives that are not hedged, after-tax,
-

amortization of deferred acquisition costs (“DAC”) and deferred sales inducements (“DSI”), to the extent they resulted from the recognition of certain realized capital gains and losses or valuation changes on embedded derivatives that are not hedged, after-tax,

-	amortization of purchased intangible assets, after-tax,
-	gain (loss) on disposition of operations, after-tax, and
-

adjustments for other significant non-recurring, infrequent or unusual items, when (a) the nature of the charge or gain is such that it is reasonably unlikely to recur within two years, or (b) there has been no similar charge or gain within the prior two years.

Net income available to common shareholders is the GAAP measure that is most directly comparable to operating income.   We use operating income as an important measure to evaluate our results of operations.  We believe that the measure provides investors with a valuable measure of the Company’s ongoing performance because it reveals trends in our insurance and financial services business that may be obscured by the net effect of realized capital gains and losses, valuation changes on embedded derivatives that are not hedged, amortization of purchased intangible assets, gain (loss) on disposition of operations and adjustments for other significant non-recurring, infrequent or unusual items.  Realized capital gains and losses, valuation changes on embedded derivatives that are not hedged and gain (loss) on disposition of operations may vary significantly between periods and are generally driven by business decisions and external economic developments such as capital market conditions, the timing of which is unrelated to the insurance underwriting process.  Consistent with our intent to protect results or earn additional income, operating income includes periodic settlements and accruals on certain derivative instruments that are reported in realized capital gains and losses because they do not qualify for hedge accounting or are not designated as hedges for accounting purposes.  These instruments are used for economic hedges and to replicate fixed income securities, and by including them in operating income, we are appropriately reflecting their trends in our performance and in a manner consistent with the economically hedged investments, product attributes (e.g. net investment income and interest credited to contractholder funds) or replicated investments.  Amortization of purchased intangible assets is excluded because it relates to the acquisition purchase price and is not indicative of our underlying insurance business results or trends. Non-recurring items are excluded because, by their nature, they are not indicative of our business or economic trends.  Accordingly, operating income excludes the effect of items that tend to be highly variable from period to period and highlights the results from ongoing operations and the underlying profitability of our business.  A byproduct of excluding these items to determine operating income is the transparency and understanding of their significance to net income variability and profitability while recognizing these or similar  items may recur in subsequent periods.  Operating income is used by management along with the other components of net income available to common shareholders to assess our performance.  We use adjusted measures of operating income and operating income per diluted common share in incentive compensation.  Therefore, we believe it is useful for investors to evaluate net income available to common shareholders, operating income and their components separately and in the aggregate when reviewing and evaluating our performance.  We note that investors, financial analysts, financial and business media organizations and rating agencies utilize operating income results in their evaluation of our and our industry’s financial performance and in their investment decisions, recommendations and communications as it represents a reliable, representative and consistent measurement of the industry and the Company and management’s performance.  We note that the price to earnings multiple commonly used by insurance investors as a forward-looking valuation technique uses operating income as the denominator.  Operating income should not be considered as a substitute for net income available to common shareholders and does not reflect the overall profitability of our business.  A reconciliation of operating income to net income available to common shareholders is provided in the schedule, “Contribution to Income”.

Underwriting income is calculated as premiums earned, less claims and claims expense (“losses”), amortization of DAC, operating costs and expenses and restructuring and related charges as determined using GAAP.  Management uses this measure in its evaluation of the results of operations to analyze the profitability of our Property-Liability insurance operations separately from investment results.  It is also an integral component of incentive compensation.  It is useful for investors to evaluate the components of income separately and in the aggregate when reviewing performance.   Net income available to common shareholders is the most directly comparable GAAP measure.  Underwriting income should not be considered as substitute for net income available to common shareholders and does not reflect the overall profitability of our business.  A reconciliation of Property-Liability underwriting income to net income available to common shareholders is provided in the schedule, “Property-Liability Results”.

Combined ratio excluding the effect of catastrophes is a non-GAAP ratio, which is computed as the difference between two GAAP operating ratios:  the combined ratio and the effect of catastrophes on the combined ratio.  The most directly comparable GAAP measure is the combined ratio. We believe that this ratio is useful to investors and it is used by management to reveal the trends in our Property-Liability business that may be obscured by catastrophe losses.  Catastrophe losses cause our loss trends to vary significantly between periods as a result of their incidence of occurrence and magnitude and can have a significant impact on the combined ratio.  We believe it is useful for investors to evaluate these components separately and in the aggregate when reviewing our underwriting performance.  The combined ratio excluding the effect of catastrophes should not be considered a substitute for the combined ratio and does not reflect the overall underwriting profitability of our business.  A reconciliation of combined ratio excluding the effect of catastrophes to combined ratio is provided in the schedule, “Property-Liability Results”.

Combined ratio excluding the effect of catastrophes, prior year reserve reestimates,  amortization of purchased intangible assets (“underlying combined ratio”) is a non-GAAP ratio, which is computed as the difference between four GAAP operating ratios: the combined ratio, the effect of catastrophes on the combined ratio, the effect of prior year reserve reestimates on the combined ratio, the effect of business combination expenses and the amortization of purchased intangible assets on the combined ratio.   We believe that this ratio is useful to investors and it is used by management to reveal the trends in our Property-Liability business that may be obscured by catastrophe losses, prior year reserve reestimates and amortization of purchased intangible assets.  Catastrophe losses cause our loss trends to vary significantly between periods as a result of their incidence of occurrence and magnitude, and can have a significant impact on the combined ratio.  Prior year reserve reestimates are caused by  unexpected loss development on historical reserves. Amortization of purchased intangible assets primarily primarily relate to the acquisition purchase price and are not indicative of our underlying insurance business results or trends.  We believe it is useful for investors to evaluate these components separately and in the aggregate when reviewing our underwriting performance.  We also provide it to facilitate a comparison to our outlook on the underlying combined ratio. The most directly comparable GAAP measure is the combined ratio.  The underlying combined ratio should not be considered as a substitute for the combined ratio and does not reflect the overall underwriting profitability of our business. A reconciliation of the underlying combined ratio to combined ratio is provided in the schedules “Allstate Brand Profitability Measures”, “Encompass Brand Profitability Measures” , “Esurance Brand Profitability Measures”, “Auto Profitability Measures”, “Homeowners Profitability Measures”, “Allstate Personal Lines Profitability Measures” and “Business to Business - Encompass, Commercial and Other Business Lines Profitability Measures”.

Operating income return on common shareholders’ equity is a ratio that uses a non-GAAP measure. It is calculated by dividing the rolling 12-month operating income by the average of common shareholders’ equity at the beginning and at the end of the 12-months, after excluding the effect of unrealized net capital gains and losses. Return on common shareholders’ equity is the most directly comparable GAAP measure.  We use operating income as the numerator for the same reasons we use operating income, as discussed above. We use average common shareholders’ equity excluding the effect of unrealized net capital gains and losses for the denominator as a representation of common shareholders’ equity primarily attributable to the Company’s earned and realized business operations because it eliminates the effect of items that are unrealized and vary significantly between periods due to external economic developments such as capital market conditions like changes in equity prices and interest rates, the amount and timing of which are unrelated to the insurance underwriting process.  We use it to supplement our evaluation of net income available to common shareholders and return on common shareholders’ equity because it excludes the effect of items that tend to be highly variable from period to period.  We believe that this measure is useful to investors and that it provides a valuable tool for investors when considered along with net income return on common shareholders’ equity because it eliminates the after-tax effects of realized and unrealized net capital gains and losses that can fluctuate significantly from period to period and that are driven by economic developments, the magnitude and timing of which are generally not influenced by management.  In addition, it eliminates non-recurring items that are not indicative of our ongoing business or economic trends. A byproduct of excluding the items noted above to determine operating income return on common shareholders’ equity from return on common shareholders’ equity is the transparency and understanding of their significance to return on common shareholders’ equity variability and profitability while recognizing these or similar items may recur in subsequent periods.  Therefore, we believe it is useful for investors to have operating income return on common shareholders’ equity and return on common shareholders’ equity when evaluating our performance.  We note that investors, financial analysts, financial and business media organizations and rating agencies utilize operating income return on common shareholders’ equity results in their evaluation of our and our industry’s financial performance and in their investment decisions, recommendations and communications as it represents a reliable, representative and consistent measurement of the industry and the company and management’s utilization of capital.  Operating income return on common shareholders’ equity should not be considered as a substitute for return on common shareholders’ equity and does not reflect the overall profitability of our business.  A reconciliation of return on common shareholders’ equity and operating income return on common shareholders’ equity can be found in the schedule, “Return on Common Shareholders’ Equity”.

Book value per common share, excluding the impact of unrealized net capital gains and losses on fixed income securities, is a ratio that uses a non-GAAP measure.  It is calculated by dividing common shareholders’ equity after excluding the impact of unrealized net capital gains and losses on fixed income securities and related DAC, DSI and life insurance reserves by total common shares outstanding plus dilutive potential common shares outstanding.  We use the trend in book value per common share, excluding the impact of unrealized net capital gains and losses on fixed income securities, in conjunction with book value per common share to identify and analyze the change in net worth attributable to management efforts between periods.  We believe the non-GAAP ratio is useful to investors because it eliminates the effect of items that can fluctuate significantly from period to period and are generally driven by economic developments, primarily capital market conditions, the magnitude and timing of which are generally not influenced by management, and we believe it enhances understanding and comparability of performance by highlighting underlying business activity and profitability drivers.  We note that book value per common share, excluding the impact of unrealized net capital gains and losses on fixed income securities, is a measure commonly used by insurance investors as a valuation technique.  Book value per common share is the most directly comparable GAAP measure.  Book value per common share, excluding the impact of unrealized net capital gains and losses on fixed income securities, should not be considered as a substitute for book value per common share, and does not reflect the recorded net worth of our business.  A reconciliation of book value per common share, excluding the impact of unrealized net capital gains on fixed income securities, and book value per common share can be found in the schedule, “Book Value per Common Share”.